united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2017

ITEM 1. REPORTS TO SHAREHOLDERS.

A N N U A L R E P O R T

Eventide Gilead Fund

Eventide Healthcare & Life Sciences Fund

Eventide Multi-Asset Income Fund

June 30, 2017

Eventide Asset Management, LLC
One International Place
Suite 3510
Boston, MA 02110

1-877-771-3836

E V E N T I D E F U N D S Annual Report June 30, 2017	2

F U N D  M A N A G E R S ’  L E T T E R

Dear fellow investors:

I (FK) recently gave a talk at the MIT Business School (Sloan) and referenced the financial crisis of 2008-2009. To my surprise, there were a few puzzled faces to that reference. Then it hit me: “That was nearly 10 years ago. Some of the people that I’m talking to were only 12 years old when that happened!” To most of us who invested through that trauma, the financial crisis will always be an indelible part of our identity. Yet slowly but surely, a new generation is coming up that simply does not remember the pain. When they are the hedge fund and mutual fund managers of tomorrow, then we will really have to worry. Hopefully that is still a good 10 years away.

Until then, the macroeconomic theme continues on: a dull and mediocre expansion with nervous investors disbelieving. Little has changed over the last few years to break that narrative. The coming year likely will continue with more of the same.

Fund Returns as of 6/30/2017

	YTD	1 Year	3 Year	5 Year	Inception
Eventide Gilead Fund
Class N	16.33%	28.27%	7.09%	17.57%	14.28%
Class A without load	16.30%	28.17%	7.03%	17.51%	17.27%
Class A with 5.75% load	9.61%	20.82%	4.94%	16.44%	16.37%
Class C	15.86%	27.24%	6.24%	16.62%	16.37%
Class I	16.41%	28.51%	7.31%	17.81%	15.45%
Benchmarks
S&P 500 Total Return Index	9.34%	17.90%	9.61%	14.63%	9.79%
Russell Mid-Cap Growth Index	11.40%	17.05%	7.83%	14.19%	10.00%

Eventide Healthcare & Life Sciences Fund
Class N	17.28%	25.19%	10.57%		21.10%
Class A without load	17.24%	25.09%	10.51%		21.01%
Class A with 5.75% load	10.52%	17.89%	8.34%		19.43%
Class C	16.82%	24.15%	9.70%		20.13%
Class I	17.35%	25.40%	10.78%		21.32%
Benchmarks
S&P 500 Total Return Index	9.34%	17.90%	9.61%		15.02%
S&P Biotechnology Select Industry TR	30.73%	42.99%	14.76%		24.31%
Healthcare Blended Index	21.22%	25.66%	17.82%		23.85%

Eventide Multi-Asset Income Fund
Class N	7.95%	10.29%			7.67%
Class A without load	7.92%	10.23%			7.62%
Class A with 5.75% load	1.76%	3.89%			4.41%
Class C	7.47%	9.29%			6.80%
Class I	8.05%	10.47%			7.88%
Benchmarks
Multi-Asset Income Blend	7.72%	10.80%			5.11%
MSCI World (Net)	11.48%	18.78%			6.36%

E V E N T I D E F U N D S Annual Report June 30, 2017	3

Performance is historical and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The volatility of the relevant indices listed below may be materially different than that of the Funds, and investors should not expect the Funds to achieve the same results as the indices listed. To obtain the most recent month-end performance information and a current Fund prospectus please call the fund, toll free at 1-877-771-EVEN (3836).

Eventide Gilead Fund

Expenses: Class A, Total Expenses 1.48%; Class C, Total Expenses 2.23%; Class I, Total Expenses 1.23%; Class N, Total Expenses 1.43%. Performance figures for periods greater than 1 year are annualized. The Fund’s share classes have different inception dates. Class N has an inception date of 8 July 2008. Class A and Class C have an inception date of 28 October 2009. Class I has an inception date of 2 February 2010. The indices assume an inception date of 8 July 2008. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Russell Midcap Growth Index measures the performance of the US equity mid-cap growth segment. It includes mid-cap companies with higher price-to-book ratios and forecasted growth. Neither are investment products.

Eventide Healthcare & Life Sciences Fund

Expenses: Class A, Total Expenses 1.60%; Class C, Total Expenses 2.35%; Class I, Total Expenses 1.35%; Class N, Total Expenses 1.55%. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume an inception date of 27 December 2012. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Healthcare Blended Index is composed of equal parts of the S&P 400 Healthcare Index and the S&P 600 Healthcare Index from Fund inception on 27 December, 2012. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index. None are investment products. The secondary index for the Fund changed from the Healthcare Blended Index to the S&P Biotechnology Select Industry Index on April 1, 2017. This change was made because the Adviser believes that the composition of the S&P Biotechnology Select Industry Index better reflects the risks and opportunities of the Fund’s portfolio. The performance of both indices will be shown for a period of one year. Thereafter, the performance of the Healthcare Blended Index will no longer be shown.

Eventide Multi-Asset Income Fund

Expenses: Class A, Gross Expenses 2.46%, Net Expenses 1.53%; Class C, Gross Expenses 3.14%, Net Expenses 2.28%; Class I, Gross Expenses 2.14%, Net Expenses 1.28%; Class N, Gross Expenses 2.39%, Net Expenses 1.48%. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 March 2018. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume an inception date of 15 July 2015. The Multi-Asset Income Blend is a proprietary Eventide benchmark based on 60% MSCI All Country World Index (Net), 40% Barcap Aggregate Bond Index at inception, rebalanced monthly. The MSCI All-Country World Index (Net) captures large and mid cap representation across 23 developed markets and 23 emerging markets. Neither are investment products.

Biotech strikes back

In last year’s letter, we advocated that healthcare, and biotech in particular, would rebound from its electioneering-induced thrashing. Indeed, the biotech indices have performed well since last year, and thus far YTD. The part of our thesis that has been wrong so far is the relative lack of M&A in biotech. Our sense is that many executives remain cautious on the macroenvironment, particularly given uncertainty around taxes and cash repatriation. Once this is clarified, we continue to believe that M&A will be essential to big biotech’s and pharma’s sustainability of top-line growth.

Valuation drives long-term returns and should always be prominent in investors’ evaluation. Biotech appears inexpensive relative to its historic averages. In fact, large biotech currently trades for less than the S&P 500 on an earnings basis1, a relatively infrequent occurrence. The space has had encouraging clinical developments in 2017, notably significant advances in cystic fibrosis and oncology. As these are digested and

1.	Source: Factset/Mizuho Research

E V E N T I D E F U N D S Annual Report June 30, 2017	4

ultimately translated into sales growth, we believe that the market will reward the operating leverage that biotech typically enjoys.

Biotech, as with other investments in our Funds, is a long-term investment theme. We believe biotech remains an industry in its infancy with tremendous transformative potential on the quality and duration of life. Considering our aging world, scientific advances, and reasonable valuations, we remain in the space for what we believe to be long-term, patient growth.

Income

Within the Multi-Asset Income Fund, we continue to focus on finding investments that will contribute to the objectives of the Fund. Following a period of robust equity market returns and relatively low volatility, today’s environment for income investors involves stretched valuations in many traditional income sectors. Examples include utility and consumer staples stocks in the US where valuation multiples have remained historically high. High valuations paired with stubbornly low interest rates create a challenging environment for income-seeking investors. In an attempt to successfully navigate this environment, we have been casting a wide net when seeking income opportunities.

We have found value in some infrastructure-related investments, including yieldcos and MLPs. Price declines in crude oil and natural gas have little to no impact on the fundamentals for the MLPs we hold in the portfolio, but can contribute to price volatility in the overall space and provide buying opportunities at attractive levels. Yieldcos generate cash flows from long-term power contracts, often based on electricity generated from established wind, solar, and hydroelectric assets. These investments can be misunderstood by investors and can trade at attractive valuations relative to the long-term cash flows they are generating.

Foreign stocks have been experiencing better performance and have contributed to the results of the Multi-Asset Income Fund in 2017. We continue to find opportunities to invest in dividend-paying stocks that are trading at more reasonable valuations outside of the US, particularly in Europe. We have been emphasizing industrial and utility stock investments within this region where we view the valuations as more attractive. We have also been using option-writing selectively within the fund to add value through option premiums received.

Within fixed-income, we are still cautious on high-quality bond issues given the incredibly low yield environment. We work with Boyd Watterson Asset Management as a sub-adviser on a bond sleeve within the Fund (primarily corporate and mortgage-backed issues) but maintain a relatively low allocation in this interest rate environment. Elsewhere we find select opportunities in preferred stock and convertible issues. We are also always on the lookout for opportunities to invest in the debt of companies we are familiar with as equity investors.

E V E N T I D E F U N D S Annual Report June 30, 2017	5

We will continue to survey the income landscape for attractive opportunities on a risk-adjusted basis, balancing the Multi-Asset Income Fund’s objective of current income with the prospects for future income growth and long-term capital appreciation.

Fund Reviews

Eventide Gilead Fund. The Eventide Gilead Fund had solid returns from its most heavily weighted sectors, including Information Technology and Industrials, but was driven by a recovery across several sectors. Indeed, our top five performers for the year each came from a different sector. Performance was led by XPO Logistics2, a provider of logistics services in North America and Europe, as the shares benefited from solid execution on a long-term business plan. Bluebird Bio3 recovered significant losses from the prior year on positive clinical data. Wayfair4, a new name to the portfolio for the year, picked up considerable momentum after reporting very strong 1Q17 results. Lam Research5 continues to benefit from its strong position in providing equipment to enable the vertical scaling efforts in semiconductor manufacturing. Sunopta6, a vertically integrated natural and organic food packager, launched a new long-term strategic business initiative under new leadership. All of these diverse companies fit within the Fund’s approach to identify strong thematic opportunities and seek to find compelling investment ideas within them. The Fund’s underperforming stocks were led by disappointing clinical outcomes, with four of the five largest detractors coming from the biotechnology space, where Novavax7, Essa Pharmaceuticals8, Macrogenics9, and Five Prime Therapeutics10 each suffered clinical disappointments during the year. Acuity Brands11, a manufacturer of lighting products, declined during the year as a result of disappointing earnings and a subdued outlook.

Eventide Healthcare & Life Sciences Fund. The Eventide Healthcare & Life Sciences Fund benefited from a recovery in the biotechnology sector during the period, after suffering the group’s (and the Fund’s) largest drawdown period the year before. A significant portion of this recovery can be attributed to easing investor concerns over drug pricing issues. Beyond that, there were several notable companies who contributed to the positive performance of the Fund on positive clinical data presented at the ASCO (American Society of Clinical Oncology) conference in June, such as the following: Loxo

2.	4.17% of net assets. All holdings throughout as of 6/30/2017. Holdings subject to change.
3.	3.44% of net assets.
4.	3.17% of net assets.
5.	2.34% of net assets.
6.	2.90% of net assets.
7.	0.00% of net assets.
8.	0.08% of net assets.
9.	0.00% of net assets.
10.	1.09% of net assets.
11.	0.00% of net assets.

E V E N T I D E F U N D S Annual Report June 30, 2017	6

Oncology12, who presented positive data on three ongoing trials for its lead candidate Larotrectinib (LOXO 101), indicating it could be effective across a broad range of cancers; Blueprint Medicine13, which updated progress on its GIST program (stomach cancer); and Bluebird Bio14, who updated their bb2121 program for certain types of myeloma. Some of this positive performance was offset by clinical disappointments: Novavax15, which was not able to successfully enroll enough patients in their ongoing trial for a RSV vaccine to demonstrate clinical effectiveness; Seres Therapeutics16, which suffered a significant setback when its trial for its lead drug candidate, SER-109, didn’t demonstrate statistically significant benefit for reducing the risk of C. Diff infection; and Dynavax Technologies17, who received a CRL (Complete Response Letter) from the FDA sending them back to the clinic for their Hepatitis B vaccine candidate Hepislav. The Fund did underperform the S&P Biotechnology Select Industry Index by nearly 18% during the year. This index has been added as the secondary benchmark for the Fund, replacing the Healthcare Blended Index. We believe that this new index gives an investor a better set of expectations for both the risks and opportunities for the Fund. During the past year, the biotechnology sector was very strong, and the Fund was underweight the sector, having exposure to other sub-industries in the Healthcare sector, such as equipment and technology, pharmaceuticals and cash, which created a drag on relative performance. There was also a selection effect where there was significant outperformance in a handful of names in the index that were either not in the Fund or underweight.

Eventide Multi Asset Income Fund. The Eventide Multi Asset Income Fund benefited from diversity and risk management. During the year, no single investment caused more than a 15-basis point drag on performance and over three-fourths of the individual investments had positive returns. Across its diverse sector and asset exposures, only mortgages dragged on performance, losing 20 basis points during the year. Individual performance was led by NextEra Energy Partners18, a wind- and solar-focused yieldco, as investors focused on strong asset performance and growth potential. Three of the next four best-performing securities were ADRs, where non-US exposure helped to add performance, with Taiwan Semiconductor19, Michelin20, and Schneider Electric21 all aiding performance. Lam Research22, a US-based semiconductor equipment manufacturer deriving almost 90% of their revenues from the Asia Pacific region, was also a top

12.	4.27% of net assets.
13.	3.77% of net assets.
14.	3.59% of net assets.
15.	0.00% of net assets.
16.	0.00% of net assets.
17.	0.00% of net assets.
18.	2.90% of net assets.
19.	1.69% of net assets.
20.	1.56% of net assets.
21.	1.78% of net assets.
22.	0.00% of net assets.

E V E N T I D E F U N D S Annual Report June 30, 2017	7

contributor. On the other end of the scale, 8Point3 Energy23, a solar yieldco, declined amid plans for one of its two sponsors to divest their interest. Kingfisher PLC24, a UK-based home improvement retailer declined facing challenging macro headwinds in Europe. Communications equipment manufacturer Ericsson25 came under pressure for most of the year while having difficulties implementing their turnaround strategy. A Dallas County Schools26 municipal issuer saw its credit rating drop after challenges to make interest and principal payments, causing a bond in the security to drop. Spectra Energy Partners27, LP declined into the end of the fiscal year-end amid general weakness in the MLP sector.

The Multi-Asset Income fund trailed the MSCI ACWI index over the year primarily because the fund includes a material allocation to fixed-income investments whereas this benchmark is comprised 100% in equities. Note that the BarCap Aggregate Bond Index returned -0.31% over this same period. It is important however to note that the Multi-Asset Income Fund also trailed the secondary benchmark over this period (10.29% for the N shares vs. 10.80% for the Multi-Asset Income Blend Benchmark). The secondary benchmark is a blend comprised 60% of the MSCI ACWI Index and 40% of the BarCap Aggregate Bond Index. During the year ended June 30, 2017, global equity markets rose by 18.78%, growth stocks handily outperformed value stocks and dividend-paying stocks, and interest rates increased from 1.47% to 2.30% (as measured by 10 Year U.S. Treasury Bonds) creating a headwind for income assets. Given that the equity allocation of the fund was invested in dividend paying stocks, we were not surprised or alarmed with the modest under-performance when compared to the blended benchmark (which does not focus on dividend paying stocks). Given the objectives of the fund, we were relatively pleased with the overall returns of the fund over this period.

Outlook

The existential question that investors face is “How long can this market go up – O how long?” Eight years of a bull run has been far longer than virtually anyone would have dreamt in 2009. But time does not kill bull markets — in our view, euphoria does. Yet euphoria has been dampened by the prevailing pessimism of the day.

Pessimism is nearly always perceived as more sophisticated and intellectual, so we must rather rely on objective metrics rather than our gut. (As an aside, we take comfort from the prevailing pessimism. We have repeatedly highlighted the role of sentiment in market returns. If everyone is nervous, you generally don’t have to be. As the saying goes, “The market climbs a wall of worry and descends a slope of hope.”)

23.	0.99% of net assets.
24.	1.22% of net assets.
25.	0.80% of net assets.
26.	0.26% of net assets.
27.	2.80% of net assets.

E V E N T I D E F U N D S Annual Report June 30, 2017	8

We consistently evaluate the health of the macroeconomic environment using our “three legs of the stool” approach. The three legs, and our assessments, are:

Sentiment is neither bearish nor bullish as measured by sell-side equity weighting. We score this as neutral.

Valuation. The S&P 500 is expensive relative to itself. However, a few sectors (such as health care) appear inexpensive by historic averages. The S&P 500, most significantly, remains inexpensive in relation to bonds. In totality, we score valuation as neutral. Leading indicators. Most leading indicators, including the Conference Board’s Leading Economic Indicator, do not signal a near-term recession. We score the leading indicators as a positive.

With two neutrals and one positive, we recommend that investors remain invested in equities in a neutral manner (relative to strategic targets).

As of August 2017, the great puzzle has been why the labor markets have been so tight while inflation has been so subdued. Normally, as companies strive to retain and acquire top talent, wage growth increases which promotes inflation. While wages have not grown as expected, we are seeing intentions for capital expenditure increase. This has positive macroeconomic implications in continuing to push earnings higher as companies finally deploy some of their stockpiled cash.

While tax reform expectations have been a roller coaster, first wildly positive and now quite negative (especially after Republican efforts to repeal Obamacare faltered), we believe the real risks to the market remain elsewhere: geopolitical risks involving North Korea, the looming debt ceiling, and political missteps. In the face of those risks, earnings — the fuel of the market — were quite positive for the most recent quarter. As long as earnings can move higher, we remain optimistic on the market.

Despite the uncertainty of the future, we believe that the companies that prosper best over the long-term are those that best serve the needs of others, and accordingly, we remain focused on investing in companies creating compelling value for stakeholders. We strive to provide our investors with an attractive return on investment, and the pride in knowing that their money is with companies that are not merely successful, but admirable.

Grateful for your trust,

David Barksdale
Finny Kuruvilla
Martin Wildy

E V E N T I D E F U N D S Annual Report June 30, 2017	9

Mutual Funds involve risk including the possible loss of principal. Past performance does not guarantee future results. The Funds’ ethical values screening criteria could cause it to under-perform similar funds that do not have such screening criteria. The Funds can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. Because of ongoing market volatility, the Funds performance may be subject to substantial short-term changes.

The Eventide Gilead Fund & Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and they normally have a lower trading volume than larger companies. The Funds can also have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Funds can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks. Investors in the Gilead Fund should be aware that companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the Industrial Sector also carry various risks including, but not limited to, risk related to debt loads and intense competition.

Investors in the Eventide Multi-Asset Income Fund should be aware that interest rates are at historic lows and may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the fund being forced to liquidate portfolio securities at disadvantageous prices. Longer-term securities may be more sensitive to changes in interest rates. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years. The Eventide Multi-Asset Income Fund may invest in other funds. If other funds are utilized, such underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that do not invest in underlying funds. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. There are unique risks associated with REITs, MLPs, preferred stocks, convertible bonds, BDCs, and yieldcos that are covered in the Fund’s prospectus and SAI. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at www.eventidefunds.com or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA, which is not affiliated with Eventide Asset Management, LLC.

4760-NLD-8/29/2017

E V E N T I D E F U N D S Annual Report June 30, 2017	10

E V E N T I D E  G I L E A D  F U N D

Portfolio Review (Unaudited) June 30, 2017

The Fund’s performance figures1 for each of the periods ended June 30, 2017, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception [2]	Since Inception [3]	Since Inception [4]
Class N	28.27%	7.09%	17.57%	14.28%	N/A	N/A
Class A without load	28.17%	7.03%	17.51%	N/A	17.27%	N/A
Class A with 5.75% load	20.82%	4.94%	16.44%	N/A	16.37%	N/A
Class C	27.24%	6.24%	16.62%	N/A	16.37%	N/A
Class I	28.51%	7.31%	17.81%	N/A	N/A	15.45%
S&P 500 Total Return Index [5]	1 7.90%	9.61%	14.63%	9.79%	14.01%	13.60%
Russell Midcap Growth Total Return Index [6]	1 7.05%	7.83%	14.19%	10.00%	14.80%	13.94%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Please review the Fund’s most recent prospectus for more detail on the expense waiver. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.48%, 2.23%, 1.43%, and 1.23% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Class N commenced operations on July 8, 2008.

3.	Class A and Class C commenced operations on October 28, 2009.

4.	Class l commenced operations on February 2, 2010.

5.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

6.	The Russell Midcap Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Holdings by Industry	% of Net Assets
Biotechnology	12.8%
Semiconductors	8.9%
Internet	8.7%
Pharmaceuticals	8.2%
Auto Parts & Equipment	7.3%
Software	5.9%
Commercial Services	5.8%
Transportation	4.2%
Energy-Alternate Sources	3.4%
Retail	3.2%
Other / Cash & Cash Equivalents	31.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2017	11

E V E N T I D E  H E A L T H C A R E  &  L I F E  S C I E N C E S  F U N D

Portfolio Review (Unaudited) June 30, 2017

The Fund’s performance figures1 for each of the periods ended June 30, 2017, compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception [2]
Class N	25.19%	10.57%	21.10%
Class A without load	25.09%	10.51%	21.01%
Class A with 5.75% load	17.89%	8.34%	19.43%
Class C	24.15%	9.70%	20.13%
Class I	25.40%	10.78%	21.32%
S&P 500 Total Return Index [3]	17.90%	9.61%	15.02%
S&P Biotechnology Select Industry Index [4]	42.99%	14.76%	24.31%
Eventide Healthcare & Life Sciences Blend Index [5]	25.66%	17.82%	23.85%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Please review the Fund’s most recent prospectus for more detail on the expense waiver. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.60%, 2.35%, 1.55%, and 1.35% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-877-771-3856.

2.	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

3.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

4.	The S&P Biotechnology Select Industry Index is designed to measure the performance of narrow GICS® sub-industries and is comprised of stock in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

5.	The Eventide Healthcare & Life Sciences Blend Index is calculated by taking 50% of the returns of the S&P 400 Health Care Index and 50% of the returns of the S&P 600 Health Care Index.

Holdings by Industry	% of Net Assets
Biotechnology	49.1%
Pharmaceuticals	38.7%
Software	3.5%
Healthcare-Products	3.3%
Other / Cash & Cash Equivalents	5.4%
100.0%

Please refer to the Portfolio of Investments in this annuaI report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2017	12

E V E N T I D E  M U L T I - A S S E T  I NC O M E  F U N D

Portfolio Review (Unaudited) June 30, 2017

The Fund’s performance figures1 for the period ended June 30, 2017, compared to its benchmarks:

	1 Year Return	Since Inception [2]
Class N	10.29%	7.67%
Class A without load	10.23%	7.62%
Class A with 5.75% load	3.89%	4.41%
Class C	9.29%	6.80%
Class I	10.47%	7.88%
MSCI All-Country World Index (Net) [3]	18.78%	6.36%
Eventide Multi-Asset Income Blended Index [4]	10.80%	5.11%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, at least until March 31, 2018, to ensure that the net annuaI fund operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20%, 1.95%, 1.15%, and 0.95% for the Eventide Multi-Asset Income Fund’s Class A, Class C, Class N, and Class l shares, respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s most recent prospectus for more detail on the expense waiver. Per the Fund’s most recent prospectus, total annuaI Fund expenses are 1.53%, 2.28%, 1.48%, and 1.28% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

3.	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

4.	The Eventide Multi-Asset Income Blended Index is comprised of 60% of the MSCI All-Country World Index and 40% of the Barclays Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency.

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	12.5%
Electric	11.5%
Asset Backed Securities	6.9%
Energy-Alternate Sources	6.1%
Banks	5.3%
Commercial Services	5.3%
Auto Parts & Equipment	3.4%
Pipelines	3.4%
Private Equity	3.3%
Agriculture	3.0%
Other / Cash & Cash Equivalents	39.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2017	13

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Portfolio of Investments June 30, 2017	1 of 3

Shares		Fair Value

	COMMON STOCK – 86.4%
	AUTO MANUFACTURERS – 0.8%
30,000	Tesla Motors, Inc. [1]	$10,848,300

	AUTO PARTS & EQUIPMENT – 7.3%
158,000	Delphi Automotive PLC	13,848,700
184,000	Lear Corp.	26,142,720
587,000	Magna International, Inc.	27,195,710
255,600	WABCO Holdings, Inc. [1]	32,591,556
		99,778,686
	BIOTECHNOLOGY – 12.8%
525,000	Acceleron Pharma, Inc. [1]	15,954,750
448,000	Bluebird Bio, Inc. [1]	47,062,400
230,000	Celgene Corp. [1]	29,870,100
496,000	Five Prime Therapeutics, Inc. [1]	14,934,560
340,000	Loxo Oncology, Inc. [1]	27,264,600
405,000	Seattle Genetics, Inc. [1]	20,954,700
676,400	Stemline Therapeutics, Inc. [1]	6,222,880
1,203,500	Veracyte, Inc. [1]	10,025,155
156,000	WaVe Life Sciences Ltd. [1]	2,901,600
		175,190,745
	BUILDING MATERIALS – 2.9%
350,000	Masonite International Corp. [1]	26,425,000
110,000	Vulcan Materials Co.	13,934,800
		40,359,800
	COMMERCIAL SERVICES – 5.8%
577,000	KAR Auction Services, Inc.	24,216,690
704,100	Macquarie Infrastructure Co. LLC	55,201,440
		79,418,130
	ELECTRIC – 3.0%
1,418,600	8Point3 Energy Partners LP [2]	21,463,418
895,000	Atlantica Yield PLC	19,117,200
		40,580,618
	ELECTRONICS – 1.7%
295,000	Arrow Electronics, Inc. [1]	23,133,900

	ENERGY-ALTERNATE SOURCES – 3.4%
735,000	NextEra Energy Partners LP	27,187,650
835,000	Pattern Energy Partners LP	19,906,400
		47,094,050
	ENVIRONMENTAL CONTROL – 2.0%
420,000	Waste Connections, Inc.	27,056,400

	FOOD – 2.9%
3,887,000	SunOpta, Inc. [1]	39,647,400

	HAND/MACHINE TOOLS – 1.8%
160,000	Snap-on, Inc.	25,280,000

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	14

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Portfolio of Investments (Continued) June 30, 2017	2 of 3

Shares		Fair Value

	INTERNET – 8.7%
265,000	Proofpoint, Inc. [1]	$23,009,950
500,000	Splunk, Inc. [1]	28,445,000
490,000	Trade Desk, Inc. [1]	24,553,900
565,000	Wayfair, Inc. [1]	43,437,200
		119,446,050
	IRON/STEEL – 2.5%
950,000	Steel Dynamics, Inc.	34,019,500

	PHARMACEUTICALS – 8.0%
428,000	AbbVie, Inc.	31,034,280
221,100	ACADIA Pharmaceuticals, Inc. [1]	6,166,479
225,800	Agios Pharmaceuticals, Inc. [1]	11,617,410
681,000	Aimmune Therapeutics, Inc. [1]	14,001,360
331,460	Ascendis Pharma A/S [1]	9,201,330
244,529	Avexis, Inc. [1]	20,090,503
1,344,377	Collegium Pharmaceutical, Inc. [1]	16,818,155
921,151	Essa Pharmaceutical, Inc. [1,2,3,4]	443,166
1,458,333	Essa Pharmaceutical, Inc. [1,2,3,4]	701,604
		110,074,287
	RETAIL – 3.2%
565,000	Lowe’s Cos., Inc.	43,804,450

	SEMICONDUCTORS – 8.9%
200,000	ASML Holding NV	26,062,000
370,000	Cirrus Logic, Inc. [1]	23,206,400
555,000	Inphi Corp. [1]	19,036,500
826,000	Integrated Device Technology, Inc. [1]	21,302,540
227,000	Lam Research Corp.	32,104,610
		121,712,050
	SOFTWARE – 5.9%
550,000	CyberArk Software, Ltd. [1]	27,472,500
208,000	HubSpot, Inc. [1]	13,676,000
670,000	Instructure, Inc. [1]	19,765,000
665,000	Twilio, Inc. [1]	19,358,150
		80,271,650
	TELECOMMUNICATIONS – 0.6%
65,000	Palo Alto Networks, Inc. [1]	8,697,650

	TRANSPORTATION – 4.2%
884,000	XPO Logistics, Inc. [1]	57,132,920

	TOTAL COMMON STOCK (Cost $896,114,283)	1,183,546,586

	PREFERRED STOCK – 0.2%
	PHARMACEUTICALS – 0.2%
3,062,500	Entasis Therapeutics [1,2,4,5]	2,909,375

	TOTAL PREFERRED STOCK (Cost $3,062,500)	2,909,375

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	15

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Portfolio of Investments (Continued) June 30, 2017	3 of 3

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 3.7%
300,000	Crown Castle International Corp.	$30,054,000
80,000	Extra Space Storage, Inc.	6,240,000
635,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	14,522,450
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $40,777,904)	50,816,450

	SHORT-TERM INVESTMENTS – 9.2%
125,665,751	Fidelity Investments Money Market Fund – Institutional Class, 0.85% [6]	$125,665,751
	(Cost $125,665,751)

	TOTAL INVESTMENTS – 99.5% (Cost $1,065,620,438) [7]	$1,362,938,162
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%	6,829,004
	TOTAL NET ASSETS – 100.0%	$1,369,767,166

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

1.	Non-Income producing security.

2.	Affiliated company – the Fund holds in excess of 5% of the outstanding voting securities of this company.

3.	Private investments in public equities “PIPE”. PIPE investments are Unregistered shares of an illiquid and restricted security. For more information please refer to Note 8 in the Notes to Financial Statements.

4.	Fair valued security. As of June 30, 2017 fair valued securities had a market value of $4,054,145 and represented 0.3% of Total Net Assets.

5.	Private investment.

6.	Interest rate reflects seven-day effective yield on June 30, 2017.

7.	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,057,117,732 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$336,075,166
Unrealized depreciation	(30,254,736)
Net unrealized appreciation	$305,820,430

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	16

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Portfolio of Investments June 30, 2017	1 of 3

Shares		Fair Value

	COMMON STOCK – 94.5%
	BIOTECHNOLOGY – 49.1%
128,900	Acceleron Pharma, Inc.[1]	$3,917,271
850,000	Achillion Pharmaceuticals, Inc. [1]	3,901,500
90,000	Alnylam Pharmaceuticals, Inc. [1]	7,178,400
225,000	Audentes Therapeutics, Inc. [1]	4,304,250
290,000	BioCryst Pharmaceuticals, Inc. [1]	1,612,400
53,240	Biohaven Pharmaceutical Holding Co. Ltd. [1]	1,331,000
75,000	BioMarin Pharmaceutical, Inc. [1]	6,811,500
121,700	Bluebird Bio, Inc. [1]	12,784,585
265,000	Blueprint Medicines Corp. [1]	13,427,550
75,300	Celgene Corp. [1]	9,779,211
150,000	CytomX Therapeutics, Inc. [1]	2,325,000
124,000	Dermira, Inc. [1]	3,613,360
275,000	Epizyme, Inc. [1]	4,152,500
100,000	Exact Sciences Corp. [1]	3,537,000
105,000	Five Prime Therapeutics, Inc. [1]	3,161,550
40,000	Incyte Corp. [1]	5,036,400
85,000	Kite Pharma, Inc. [1]	8,811,950
190,000	Loxo Oncology, Inc. [1]	15,236,100
147,000	MacroGenics, Inc. [1]	2,573,970
120,000	Prothena Corp PLC [1]	6,494,400
7,500	Regeneron Pharmaceuticals, Inc. [1]	3,683,550
81,000	Sage Therapeutics, Inc. [1]	6,450,840
120,000	Seattle Genetics, Inc. [1]	6,208,800
150,000	Spark Therapeutics, Inc. [1]	8,961,000
410,000	Stemline Therapeutics, Inc. [1]	3,772,000
225,000	Syndax Pharmaceuticals, Inc. [1]	3,143,250
87,400	Ultragenyx Pharmaceutical, Inc. [1]	5,428,414
930,000	Veracyte, Inc. [1]	7,746,900
34,600	Vertex Pharmaceuticals, Inc. [1]	4,458,902
277,500	WaVe Life Sciences Ltd. [1]	5,161,500
		175,005,053
	HEALTHCARE-PRODUCTS – 3.3%
180,000	AtriCure, Inc. [1]	4,365,000
75,000	Natus Medical, Inc. [1]	2,797,500
110,000	Repligen Corp. [1]	4,558,400
		11,720,900
	PHARMACEUTICALS – 38.6%
110,000	AbbVie, Inc.	7,976,100
113,600	ACADIA Pharmaceuticals, Inc. [1]	3,168,304
140,000	Aclaris Therapeutics, Inc. [1]	3,796,800
75,000	Agios Pharmaceuticals, Inc. [1]	3,858,750
349,000	Aimmune Therapeutics, Inc.	7,175,440
175,000	Aquinox Pharmaceuticals, Inc. [1]	2,462,250
308,540	Ascendis Pharma A/S [1]	8,565,070
95,000	Avexis, Inc. [1]	7,805,200

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	17

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Portfolio of Investments (Continued) June 30, 2017	2 of 3

Shares		Fair Value

	PHARMACEUTICALS – 38.6% (Cont.)
264,000	Cidara Therapeutics, Inc. [1]	$1,980,000
145,000	Coherus Biosciences, Inc. [1]	2,080,750
863,235	Collegium Pharmaceutical, Inc. [1]	10,799,070
207,000	DBV Technologies SA1	7,391,970
377,000	Dicerna Pharmaceuticals, Inc. [1]	1,195,090
131,593	Essa Pharmaceuticals, Inc. [1,2,3]	63,309
208,333	Essa Pharmaceuticals, Inc. [1,2,3]	100,229
52,000	Galapagos NV [1]	3,979,040
190,000	Global Blood [1]	5,196,500
63,500	GW Pharmaceuticals PLC [1]	6,365,875
344,000	Ignyta, Inc. [1]	3,560,400
192,000	Ironwood Pharmaceuticals, Inc. [1]	3,624,960
189,900	KalVista Pharmaceuticals, Inc. [1]	1,367,280
550,000	Myovant Sciences Ltd. [1]	6,435,000
125,000	Neurocrine Biosciences, Inc. [1]	5,750,000
125,000	Protagonist Therapeutics, Inc. [1]	1,413,750
100,000	Ra Pharmaceuticals, Inc. [1]	1,874,000
169,000	Supernus Pharmaceuticals, Inc. [1]	7,283,900
150,000	Syros Pharmaceuticals, Inc. [1]	2,413,500
26,000	TESARO, Inc. [1]	3,636,360
600,000	Tetraphase Pharmaceuticals, Inc. [1]	4,278,000
900,000	Tracon Pharmaceuticals [1,4]	2,160,000
300,000	Voyager Therapeutics, Inc. [1]	2,688,000
344,000	Xencor, Inc. [1]	7,261,840
		137,706,737
	SOFTWARE – 3.5%
37,000	Athenahealth, Inc. [1]	5,200,350
108,200	Cerner Corp. [1]	7,192,054
		12,392,404

	TOTAL COMMON STOCK (Cost $280,315,901)	336,825,094

	PREFERRED STOCK – 0.1%
	PHARMACEUTICALS – 0.1%
437,500	Entasis Therapeutics[1,2,5]	415,625

	TOTAL PREFERRED STOCK (Cost $437,500)	415,625

	SHORT-TERM INVESTMENTS – 6.5%
23,007,322	Fidelity Investments Money Market Fund – Institutional Class, 0.85%[6]
	(Cost $23,007,322)	23,007,322

	TOTAL INVESTMENTS – 101.1% (Cost $303,760,723)[7]	$360,248,041
	LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%	(3,937,329)
	TOTAL NET ASSETS – 100.0%	$356,310,712

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	18

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Portfolio of Investments (Continued) June 30, 2017	3 of 3

PLC – Public Limited Company

1.	Non-Income producing security.

2.	Fair valued security. As of June 30, 2017 fair valued securities had a market value of $579,163 and represented 0.2% of Total Net Assets.

3.	Private investments in public equities “PIPE”. PIPE investments are Unregistered shares of an illiquid and restricted security. For more information please refer to Note 8 in the Notes to Financial Statements.

4.	Affiliated company – the Fund holds in excess of 5% of the outstanding voting securities of this company.

5.	Private investment.

6.	Interest rate reflects seven-day effective yield on June 30, 2017.

7.	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $304,597,204 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$82,727,685
Unrealized depreciation	(27,076,848)
Net unrealized appreciation	$55,650,837

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	19

E V E N T I D E  M U L T I  -  A S S E T  I N C O M E  F U N D

Portfolio of Investments June 30, 2017	1 of 8

Shares		Fair Value

	COMMON STOCK – 42.1%
	AGRICULTURE – 1.2%
13,500	Bunge, Ltd. [1]	$1,007,100

	AUTO MANUFACTURERS – 2.7%
50,000	Honda Motor Co. Ltd.	1,369,500
20,000	New Flyer Industries, Inc.	841,580
		2,211,080
	AUTO PARTS & EQUIPMENT – 2.6%
47,000	Cie Generale des Etablissements Michelin – ADR	1,253,490
17,500	Magna International, Inc. [1]	810,775
		2,064,265
	BANKS – 3.0%
42,000	First Hawaiian, Inc.	1,286,040
31,500	Nordea Bank – ADR	402,570
32,500	Westpac Banking Corp. – ADR	760,500
		2,449,110
	BUILDING MATERIALS – 2.2%
41,000	Johnson Controls International PLC [1]	1,777,760

	COMMERCIAL SERVICES – 4.1%
102,000	Atlantia SpA – ADR	1,439,220
23,500	Macquarie Infrastructure Co. LLC	1,842,400
		3,281,620
	ELECTRIC – 7.6%
59,000	Atlantica Yield PLC	1,260,240
36,500	Energias de Portugal – ADR	1,195,558
49,500	Hydro One Ltd. [2]	886,792
69,000	NRG Yield, Inc.	1,214,400
45,500	Red Electrica Corp. – ADR	474,110
57,000	SSE PLC – ADR	1,098,390
		6,129,490
	ELECTRICAL COMPONENETS & EQUIPMENT – 2.3%
2,000	Acuity Brands, Inc. [1]	406,560
93,000	Schneider Electric – ADR	1,430,340
		1,836,900
	ENERGY – ALTERNATE SOURCES – 3.1%
51,000	Pattern Energy Group, Inc. [1]	1,215,840
160,000	Terraform Global, Inc. [3]	808,000
43,000	Terraform Power, Inc. [3]	516,000
		2,539,840
	ENGINEERING & CONSTRUCTION – 1.3%
49,800	Vinci SA – ADR	1,066,716

	INSURANCE – 1.7%
66,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen – ADR	1,337,820

	MACHINERY – CONSTRUCTION & MINING – 2.1%
68,000	ABB Ltd. – ADR	1,693,200

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	20

E V E N T I D E  M U L T I  -  A S S E T  I N C O M E  F U N D

Portfolio of Investments (Continued) June 30, 2017	2 of 8

Shares		Fair Value

	MISCELLANEOUS MANUFACTURING – 0.9%
9,000	Eaton Corp. PLC	$700,470

	PHARMACEUTICALS – 1.8%
19,500	AbbVie, Inc.	1,413,945

	PRIVATE EQUITY – 1.6%
100,000	Hercules Capital, Inc.	1,324,000

	RETAIL – 1.2%
122,500	Kingfisher PLC – ADR	978,775

	SEMICONDUCTORS – 1.7%
39,000	Taiwan Semiconductors Manufacturing Co., Ltd. – ADR	1,363,440

	TELECOMMUNICATIONS – 0.8%
90,000	Telefonaktiebolaget LM Ericsson – ADR	645,300

	TRANSPORTATION – 0.2%
1,000	Norfolk Southern Corp. [1,4]	121,700

	TOTAL COMMON STOCK (Cost $30,965,649)	33,942,531

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 6.7%
67,500	Brandywine Realty Trust	1,183,275
7,500	Crown Castle International Corp. [1]	751,350
1,500	Extra Space Storage, Inc. [4]	117,000
65,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,486,550
50,000	Lexington Realty Trust	495,500
12,000	Liberty Property Trust	488,520
7,000	Ventas, Inc.	486,360
5,500	Welltower, Inc. [1]	411,675
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $4,733,286)	5,420,230

	MUTUAL FUNDS – 2.3%
	DEBT FUNDS – 2.3%
177,992	Stone Ridge Reinsurance Risk Premium Interval Fund	1,856,454

	TOTAL MUTUAL FUNDS (Cost $1,823,127)	1,856,454

	PREFERRED STOCK – 5.1%
	AGRICULTURE – 1.7%
13,000	Bunge, Ltd., 4.88%, Perpetual	1,355,250

	BANKS – 0.9%
6,000	BB&T Corp., 5.85%, Perpetual	153,780
23,000	First Republic Bank/CA, 6.25%, Perpetual	617,550
		771,330
	PRIVATE EQUITY – 1.5%
47,000	Hercules Capital, Inc., 6.25%, 7/30/2024	1,197,090

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	21

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Portfolio of Investments (Continued) June 30, 2017	3 of 8

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 1.0%
17,500	Digital Realty Trust, Inc., 7.38%, Perpetual	$480,025
12,000	Public Storage, 6.38%, Perpetual	328,680
		808,705
	TOTAL PREFERRED STOCK (Cost $4,042,670)	4,132,375

	LIMITED PARTNERSHIPS – 9.7%
	ELECTRIC – 2.9%
52,500	8Point3 Energy Partners LP	794,325
48,500	Brookfield Renewable Partners LP	1,549,090
		2,343,415
	ENERGY – ALTERNATIVE SOURCES – 2.9%
63,000	NextEra Energy Partners LP [1]	2,330,370

	GAS – DISTRIBUTION – 1.1%
20,000	AmeriGas Partners LP	903,400

	PIPELINES – 2.8%
52,500	Spectra Energy Partners LP [1]	2,252,250

	TOTAL LIMITED PARTNERSHIPS (Cost $7,351,233)	7,829,435

Par Value

	CORPORATE BONDS – 15.9%
	ADVERTISING – 0.2%
$50,000	Lamar Media Corp., 5.00%, 5/1/2023	$52,250
65,000	Lamar Media Corp., 5.88%, 2/1/2022	67,275
		119,525
	AGRICULTURE – 0.1%
100,000	Bunge Ltd Finance Corp., 3.50%, 11/24/2020	102,603

	APPAREL – 0.2%
125,000	Under Armour, Inc., 3.25%, 6/15/2026	117,349

	AUTO PARTS & EQUIPMENT – 0.8%
400,000	Lear Corp., 5.25%, 1/15/2025	423,497
175,000	Lear Corp., 5.38%, 3/15/2024	185,958
		609,455
	BANKS – 1.4%
250,000	Bank of America Corp., 1.95%, 5/12/2018	250,317
170,000	BB&T Corp., 2.63%, 6/29/2020	172,959
225,000	Citizens Financial Group, Inc., 2.38%, 7/28/2021	223,269
165,000	First Horizon National Corp., 3.50%, 12/15/2020	169,364
250,000	Morgan Stanley, 2.20%, 12/7/2018	251,334
50,000	Synovus Financial Corp., 7.88%, 2/15/2019	54,428
		1,121,671
	BIOTECHNOLOGY – 0.4%
400,000	Acorda Therapeutics, Inc., 1.75%, 6/15/2021	345,250

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	22

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Portfolio of Investments (Continued) June 30, 2017	4 of 8

Par Value		Fair Value

	BUILDING MATERIALS – 0.1%
$76,000	Masco Corp., 5.95%, 3/15/2022	$85,881

	COMMERCIAL SERVICES – 1.2%
1,000,000	Local Initiatives Support Corp., 3.01%, 3/1/2022	999,834

	COMPUTERS – 0.8%
250,000	Apple, Inc., 2.85%, 2/23/2023	254,527
300,000	Western Digital Corp., 10.50%, 4/1/2024	354,654
		609,181
	DISTRIBUTION/WHOLESALE – 0.2%
125,000	LKQ Corp., 4.75%, 5/15/2023	128,125

	DIVERSIFIED FINANCIAL SERVICES – 1.2%
125,000	CIT Group, Inc., 5.00%, 8/15/2022	135,000
160,000	E*TRADE Financial Corp., 5.38%, 11/15/2022	168,208
225,000	Intercontinental Exchange, Inc., 3.75%, 12/1/2025	236,025
175,000	Lazard Group LLC, 4.25%, 11/14/2020	184,772
225,000	TD Ameritrade Holding Corp., 2.95%, 4/1/2022	230,389
		954,394
	ELECTRIC – 1.0%
225,000	Georgia Power Co., 3.25%, 4/1/2026	224,691
225,000	MidAmerican Energy Co., 3.10%, 5/1/2027	226,817
100,000	NRG Yield, Inc., 3.50%, 2/1/2019 [2]	101,688
250,000	NRG Yield, Inc., 5.00%, 9/15/2026	255,625
		808,821
	ELECTRONICS – 0.2%
110,000	Allegion PLC, 5.88%, 9/15/2023	118,525

	ENERGY – ALTERNATE SOURCES – 0.1%
100,000	Pattern Energy Group, Inc., 4.00%, 7/15/2020	105,813

	HOME BUILDERS – 0.2%
125,000	Lennar Corp., 6.95%, 6/1/2018	130,413

	HOUSEHOLD PRODUCTS/WARES – 0.2%
125,000	Spectrum Brands, Inc., 6.63%, 11/15/2022	131,563

	INSURANCE – 0.2%
175,000	Aflac, Inc., 3.25%, 3/17/2025	177,669

	MACHINERY – DIVERSIFIED – 0.1%
100,000	Roper Technologies, Inc., 6.25%, 9/1/2019	108,596

	MISCELLANEOUS MANUFACTURING – 0.2%
175,000	Eaton Corp., 4.00%, 11/2/2032	181,554

	MULTI-NATIONAL – 0.2%
200,000	European Investment Bank, 2.50%, 10/15/2024	202,702

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	23

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2017	5 of 8

Par Value		Fair Value

	PACKAGING & CONTAINERS – 0.5%
$125,000	Berry Plastics Corp., 5.13%, 7/15/2023	$130,625
125,000	Graphic Packaging International, Inc., 4.75%, 4/15/2021	132,031
100,000	WestRock RKT Co., 4.90%, 3/1/2022	109,096
		371,752
	PIPELINES – 0.6%
100,000	Columbia Pipeline Group, Inc., 3.30%, 6/1/2020 [2]	102,530
100,000	Spectra Energy Capital, LLC., 5.65%, 3/1/2020	107,516
250,000	Spectra Energy Capital, LLC., 8.00%, 10/01/2019	278,691
		488,737
	PRIVATE EQUITY – 0.2%
200,000	Hercules Capital, Inc., 4.38%, 2/1/2022 [4]	205,000

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 4.8%
165,000	Boston Properties LP, 5.63%, 11/15/2020	181,295
350,000	Brandywine Operating Partnership LP, 3.95%, 2/15/2023	352,520
250,000	Brandywine Operating Partnership LP, 4.10%, 10/1/2024	251,238
475,000	Crown Castle International Corp., 5.25%, 1/15/2023	528,287
250,000	Digital Realty Trust LP, 5.25%, 3/15/2021	270,976
75,000	HCP, Inc., 2.63%, 2/1/2020	75,592
100,000	HCP, Inc., 4.00%, 12/1/2022	104,720
250,000	HCP, Inc., 4.00%, 6/1/2025	256,508
185,000	Healthcare Realty Trust, Inc., 5.75%, 1/15/2021	202,781
40,000	Healthcare Trust of America Holdings LP, 2.95%, 7/1/2022	40,058
130,000	Highwoods Realty LP, 3.20%, 6/15/2021	131,431
100,000	Kimco Realty Trust, 6.88%, 10/1/2019	110,169
320,000	Lexington Realty Trust, 4.40%, 6/15/2024	320,968
150,000	Mid-America Apartments LP, 3.60%, 6/1/2027	149,905
215,000	Simon Property Group LP, 3.75%, 2/1/2024	224,031
165,000	Tanger Properties LP, 3.88%, 7/15/2027	163,497
250,000	Washington Real Estate Investment Trust, 3.95%, 10/15/2022	254,214
215,000	Welltower, Inc., 4.50%, 1/15/2024	229,765
50,000	WP Carey, Inc., 4.60%, 4/1/2024	52,142
		3,900,097
	RETAIL – 0.5%
160,000	AutoZone, Inc., 4.00%, 11/15/2020	167,759
110,000	Penske Automotive Group, Inc., 5.75%, 10/1/2022	113,850
125,000	Sally Holdings LLC, 5.75%, 6/1/2022	128,594
		410,203
	TRANSPORTATION – 0.3%
250,000	XPO Logistics, Inc., 6.50%, 6/15/2022 [2]	263,437

	TOTAL CORPORATE BONDS (Cost $12,715,396)	12,798,150

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	24

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2017	6 of 8

Par Value		Fair Value

	MUNICIPAL BONDS – 3.4%
	CALIFORNIA – 1.2%
$200,000	City of Los Angeles CA Wastewater System Revenue, 3.69%, 6/1/2032	$203,122
100,000	City of Napa CA Solid Waste Revenue, 2.33%, 8/1/2025	95,682
675,000	San Francisco City & County Redevelopment Agency, 3.53%, 8/1/2025	694,804
		993,608
	CONNECTICUT – 0.5%
400,000	State of Connecticut, 2.70%, 9/1/2022	392,496

	HAWAII – 0.2%
150,000	City & County of Honolulu HI, 2.52%, 10/1/2026	145,304

	MASSACHUSETTS – 0.0%
30,000	Town of Lancaster MA, 2.85%, 9/15/2019	30,192

	MICHIGAN – 0.2%
25,000	County of Ottawa MI, 7.00%, 5/1/2027	27,476
95,000	Detroit City School District, 6.25%, 5/1/2018	97,810
20,000	Fraser Public School District, 5.45%, 5/1/2020	21,186
		146,472
	NEW JERSEY – 0.4%
315,000	Mainland Regional High School District, 5.38%, 10/15/2025	334,026

	NEW YORK – 0.0%
25,000	City of Auburn NY, 2.63%, 3/1/2020	25,097

	PENNSYLVANIA – 0.6%
400,000	Commonwealth of Pennsylvania, 5.35%, 5/1/2030	427,356

	TEXAS – 0.3%
235,000	Dallas County Schools, 3.45%, 6/1/2022	206,800

	TOTAL MUNICIPAL BONDS (Cost $2,740,438)	2,701,351

	ASSET BACKED SECURITIES – 6.9%
75,000	CarMax Auto Owner Trust 2013-4, 1.95%, 9/16/2019	75,147
152,455	FGLMC Collateral, 3.00%, 8/1/2043	152,865
188,247	FGLMC Collateral, 3.50%, 10/1/2026	196,244
171,709	FGLMC Collateral, 3.50%, 1/1/2030	179,298
139,090	FGLMC Collateral, 3.50% 10/1/2043	143,561
127,956	FGLMC Collateral, 3.50% 1/1/2044	132,059
293,585	FGLMC Collateral, 3.50% 11/1/2044	302,026
186,643	FGLMC Collateral, 3.50% 9/1/2046	191,951
130,906	FGLMC Collateral, 4.00%, 11/1/2044	137,840
228,860	FGLMC Collateral, 4.00%, 1/1/2045	240,984
192,652	FGLMC Collateral, 4.00%, 2/1/2045	202,858
366,937	FGLMC Collateral, 4.00%, 11/1/2045	386,376
127,192	FGLMC Collateral, 4.50%, 1/1/2040	137,932
76,210	FNMA Collateral, 2.50%, 3/1/2028	77,113
119,119	FNMA Collateral, 3.00%, 12/1/2026	122,629

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	25

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2017	7 of 8

Par Value		Fair Value

	ASSET BACKED SECURITIES – 6.9% (Cont.)
$113,260	FNMA Collateral, 3.00%, 3/1/2027	$116,602
98,583	FNMA Collateral, 3.00%, 4/1/2027	101,493
162,083	FNMA Collateral, 3.00%, 2/1/2031	166,521
166,177	FNMA Collateral, 3.00%, 12/1/2042	166,934
159,967	FNMA Collateral, 3.00%, 7/1/2043	160,671
80,988	FNMA Collateral, 3.00%, 9/1/2043	81,327
146,657	FNMA Collateral, 3.50%, 3/1/2045	150,765
168,368	FNMA Collateral, 3.50%, 1/1/2046	173,084
106,765	FNMA Collateral, 4.00%, 2/1/2046	112,403
137,315	FNMA Collateral, 4.50%, 7/1/2040	148,518
207,884	FNMA Collateral, 4.50%, 9/1/2040	224,927
164,403	FNMA Collateral, 4.50%, 6/1/2044	177,880
124,990	GNMA2 Collateral, 3.00%, 9/20/2045	126,422
164,917	GNMA2 Collateral, 3.00%, 1/20/2046	166,805
145,623	GNMA2 Collateral, 3.50%, 11/20/2045	151,038
142,065	GNMA2 Collateral, 4.00%, 3/20/2045	149,679
61,811	GNMA2 Collateral, 4.00%, 8/20/2045	65,140
189,057	GNMA2 Collateral, 4.00%, 9/20/2045	199,189
243,510	Option One Mortgage Loan Trust 2004-3, 1.90%, 11/25/2034	229,897
	TOTAL ASSET BACKED SECURITIES (Cost $5,626,239)	5,548,178

	COMMERCIAL MORTGAGE BACKED SECURITIES – 0.1%
100,000	WFRBS Commercial Mortgage Trust 2014-LC14, 2.86%, 3/15/2047	101,435
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $102,064)

Shares
	SHORT-TERM INVESTMENTS – 7.9% [5]
2,594,551	Federated Treasury Obligations Fund – Institutional Shares, 0.58% [1]	2,594,551
3,768,902	Fidelity Investments Money Market Fund – Institutional Class, 0.85%	3,768,902
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,363,453)	6,363,453

	TOTAL INVESTMENTS – 100.1% (Cost $76,463,555) [6]	$80,693,592
	TOTAL PUT OPTIONS WRITTEN – (0.0)% (Premiums Received $34,296) [6]	(23,262)
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%	(65,229)
	TOTAL NET ASSETS – 100.0%	$80,605,101

Contracts [7]

	SCHEDULE OF PUT OPTIONS WRITTEN – (0.0)% [3]
45	Extra Space Storage, Inc.
	Expiration December 2017, Exercise Price $70.00	$9,112
20	Norfolk Southern Corp.
	Expiration September 2017, Exercise Price $105.00	1,700
25	Snap-on, Inc.
	Expiration September 2017, Exercise Price $150.00	7,750
10	Snap-on, Inc.
	Expiration September 2017, Exercise Price $155.00	4,700
	TOTAL PUT OPTIONS WRITTEN – (Premiums Received $34,296)	$23,262

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	26

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2017	8 of 8

ADR – American Depositary Receipt

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

1.	All or a portion of the security is segregated as collateral for options written.

2.	144A Security – Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.93% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

3.	Non-Income producing security.

4.	Subject to options written.

5.	Interest rate reflects seven-day effective yield on June 30, 2017.

6.	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $76,219,168 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,254,449
Unrealized depreciation	(803,287)
Net unrealized appreciation	$4,451,226

7.	Each contract is equivalent to 100 shares of the underlying common stock

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	27

E V E N T I D E F U N D S
Statements of Assets and Liabilities June 30, 2017	1 of 2

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund

ASSETS
Investment securities:
Unaffiliated investments at cost	$1,034,833,275	$295,430,778	$76,463,555
Affiliated investments at cost	30,787,163	8,329,945	—
Total investments at cost	1,065,620,438	303,760,723	76,463,555
Unaffiliated investments at value	$1,337,420,599	$358,088,041	$80,693,592
Affiliated investments at value	25,517,563	2,160,000	—
Total investments at value	1,362,938,162	360,248,041	80,693,592
Cash held at broker	—	—	15,000
Receivable for securities sold	15,904,955	7,952	97,700
Receivable for Fund shares sold	1,776,825	198,613	123,879
Dividends and interest receivable	873,476	14,231	345,311
Prepaid expenses and other assets	47,818	38,548	42,692
TOTAL ASSETS	1,381,541,236	360,507,385	81,318,174

LIABILITIES
Options Written, at value (Premiums received – $34,296)	—	—	23,262
Payable for investments purchased	8,138,895	3,165,498	607,092
Management fees payable	1,078,289	301,947	20,241
Distribution (12b-1) fees payable	1,065,962	239,712	26,333
Payable for Fund shares repurchased	1,236,368	407,332	5,975
Payable to related parties	84,435	20,749	4,820
Accrued expenses and other liabilities	170,121	61,435	25,350
TOTAL LIABILITIES	11,774,070	4,196,673	713,073
NET ASSETS	$1,369,767,166	$356,310,712	$80,605,101

Composition of Net Assets:
Paid in capital	$1,179,396,949	$321,370,812	$75,342,075
Accumulated net investment income (loss)	6,503,240	(2,478,890)	367,551
Accumulated net realized gain (loss) from security transactions	(113,450,747)	(19,068,528)	654,404
Net unrealized appreciation on investments	297,317,724	56,487,318	4,241,071
NET ASSETS	$1,369,767,166	$356,310,712	$80,605,101

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	28

E V E N T I D E F U N D S
Statements of Assets and Liabilities (Continued) June 30, 2017	2 of 2

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund

Net Asset Value Per Share:
Class N Shares:
Net Assets	$327,586,890	$37,369,071	$10,823,313
Shares of beneficial interest outstanding [1]	10,924,300	1,596,244	979,693
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share [2]	$29.99	$23.41	$11.05

Class A Shares:
Net Assets	$452,153,235	$138,722,118	$20,080,087
Shares of beneficial interest outstanding [1]	15,127,024	5,945,776	1,817,586
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share [2]	$29.89	$23.33	$11.05

Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$31.71	$24.75	$11.72

Class C Shares:
Net Assets	$190,858,224	$48,915,649	$5,880,578
Shares of beneficial interest outstanding [1]	6,787,590	2,167,486	532,923
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share [2]	$28.12	$22.57	$11.03

Class I Shares:
Net Assets	$399,168,817	$131,303,874	$43,821,123
Shares of beneficial interest outstanding [1]	13,116,621	5,562,694	3,966,947
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share [2]	$30.43	$23.60	$11.05

1.	Unlimited number of shares of beneficial interest authorized, no par value.

2.	Redemptions made in the Eventide Healthcare & Life Sciences Fund within 180 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	29

E V E N T I D E F U N D S
Statements of Operations For the Year Ended June 30, 2017

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund

INVESTMENT INCOME
Unaffiliated Dividend Income	$16,595,215	$266,200	$1,820,954
Affiliated Dividend Income	1,064,513	—	—
Interest	492,668	98,046	410,470
Less: Foreign dividend withholding taxes	(132,273)	—	(60,102)
TOTAL INVESTMENT INCOME	18,020,123	364,246	2,171,322

EXPENSES
Management fees	13,420,958	3,629,119	444,377
Distribution (12b-1) fees:
Class N	654,265	78,573	15,827
Class A	1,313,190	383,229	45,053
Class C	1,943,075	476,153	40,216
Non 12b-1 shareholder servicing fees	1,138,238	252,123	45,894
Administrative fees	603,098	174,239	74,228
Management Services Fees	423,792	106,507	23,814
Printing and postage expenses	285,514	82,966	29,511
Custodian fees	77,021	19,491	10,640
Registration fees	68,400	48,355	27,945
Compliance officer fees	43,221	17,992	16,159
Audit fees	31,027	15,020	14,504
Legal fees	23,679	18,207	9,160
Insurance expense	20,490	4,865	1,139
Trustees fees and expenses	17,513	12,097	7,873
Other expenses	1,884	12,051	4,549
TOTAL EXPENSES	20,065,365	5,330,987	810,889

Less: Fees waived by the Manager	—	—	(130,028)
NET EXPENSES	20,065,365	5,330,987	680,861

NET INVESTMENT INCOME (LOSS)	(2,045,242)	(4,966,741)	1,490,461

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	897,897	(8,994,325)	1,223,022
Affiliated investments	9,728,285	(43,956)	—
Options written	—	—	111,971
Foreign security transactions	—	—	324
Distributions of long term capital gains from underlying investment companies	—	—	844
Net realized gain (loss):	10,626,182	(9,038,281)	1,336,161
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	325,672,958	88,180,595	2,875,540
Affiliated investments	201,221	(2,200,901)	—
Options written	—	—	189
Net change in unrealized appreciation	325,874,179	85,989,694	2,875,729

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	336,500,361	76,951,413	4,211,890

NET INCREASE IN NET ASSETS FROM OPERATIONS	$334,455,119	$71,984,672	$5,702,351

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	30

E V E N T I D E G I L E A D F U N D
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

FROM OPERATIONS
Net investment loss	$(2,045,242)	$(7,394,542)
Net realized gain (loss) from investments	10,626,182	(125,283,428)
Net change in unrealized appreciation (depreciation) on investments	325,874,179	(280,186,154)
Net increase (decrease) in net assets resulting from operations	334,455,119	(412,864,124)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	—	(6,043,174)
Class A	—	(8,328,753)
Class C	—	(2,549,162)
Class I	—	(4,327,804)
Total distributions to shareholders	—	(21,248,893)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	54,595,907	210,283,660
Class A	91,203,495	351,427,569
Class C	19,778,519	93,150,309
Class I	190,097,696	215,873,765
Net asset value of shares issued in reinvestment of distributions:
Class N	—	5,503,322
Class A	—	7,698,453
Class C	—	2,441,398
Class I	—	3,894,838
Payments for shares repurchased:
Class N	(164,394,488)	(385,821,612)
Class A	(326,977,761)	(328,550,704)
Class C	(69,394,036)	(38,945,818)
Class I	(159,226,100)	(240,514,435)
Net decrease in net assets from shares of beneficial interest	(364,316,768)	(103,559,255)

TOTAL DECREASE IN NET ASSETS	(29,861,649)	(537,672,272)

NET ASSETS
Beginning of Year	1,399,628,815	1,937,301,087
End of Year *	$1,369,767,166	$1,399,628,815
*Includes accumulated net investment income (loss) of:	$6,503,240	$(2,522)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	31

E V E N T I D E G I L E A D F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

SHARE ACTIVITY
Class N:
Shares Sold	2,033,681	8,015,134
Shares Reinvested	—	215,986
Shares Repurchased	(6,311,602)	(15,613,759)
Net decrease in shares of beneficial interest outstanding	(4,277,921)	(7,382,639)

Class A:
Shares Sold	3,442,504	13,593,964
Shares Reinvested	—	302,969
Shares Repurchased	(12,271,562)	(13,722,171)
Net increase (decrease) in shares of beneficial interest outstanding	(8,829,058)	174,762

Class C:
Shares Sold	787,278	3,763,392
Shares Reinvested	—	100,968
Shares Repurchased	(2,771,746)	(1,710,810)
Net increase (decrease) in shares of beneficial interest outstanding	(1,984,468)	2,153,550

Class I:
Shares Sold	6,786,922	8,266,500
Shares Reinvested	—	151,080
Shares Repurchased	(5,987,920)	(9,696,040)
Net increase (decrease) in shares of beneficial interest outstanding	799,002	(1,278,460)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	32

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

FROM OPERATIONS
Net investment loss	$(4,966,741)	$(4,957,202)
Net realized loss from investments	(9,038,281)	(9,999,118)
Net change in unrealized appreciation (depreciation) on investments	85,989,694	(103,331,231)
Net increase (decrease) in net assets resulting from operations	71,984,672	(118,287,551)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	—	(670,089)
Class A	—	(2,376,878)
Class C	—	(667,846)
Class I	—	(1,212,173)
Total distributions to shareholders	—	(4,926,986)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	11,772,111	43,935,919
Class A	37,747,800	111,521,752
Class C	8,656,649	26,786,072
Class I	77,509,623	78,701,691
Net asset value of shares issued in reinvestment of distributions:
Class N	—	610,965
Class A	—	2,094,374
Class C	—	601,836
Class I	—	1,103,696
Redemption fee proceeds:
Class N	5,833	75,244
Class A	24,125	265,953
Class C	7,726	76,040
Class I	15,928	130,403
Payments for shares repurchased:
Class N	(22,388,753)	(30,196,491)
Class A	(80,856,677)	(55,281,932)
Class C	(13,565,421)	(7,353,895)
Class I	(36,195,625)	(50,476,982)
Net increase (decrease) in net assets from shares of beneficial interest	(17,266,681)	122,594,645

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,717,991	(619,892)

NET ASSETS
Beginning of Year	301,592,721	302,212,613
End of Year *	$356,310,712	$301,592,721
*Includes accumulated net investment loss of:	$(2,478,890)	$(2,227,778)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	33

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

SHARE ACTIVITY
Class N:
Shares Sold	556,281	1,967,942
Shares Reinvested	—	25,628
Shares Repurchased	(1,075,034)	(1,508,733)
Net increase (decrease) in shares of beneficial interest outstanding	(518,753)	484,837

Class A:
Shares Sold	1,782,152	4,959,113
Shares Reinvested	—	88,110
Shares Repurchased	(3,822,100)	(2,770,049)
Net increase (decrease) in shares of beneficial interest outstanding	(2,039,948)	2,277,174

Class C:
Shares Sold	417,214	1,189,010
Shares Reinvested	—	25,874
Shares Repurchased	(662,415)	(374,328)
Net increase (decrease) in shares of beneficial interest outstanding	(245,201)	840,556

Class I:
Shares Sold	3,584,372	3,523,941
Shares Reinvested	—	46,064
Shares Repurchased	(1,701,577)	(2,570,369)
Net increase in shares of beneficial interest outstanding	1,882,795	999,636

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	34

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Period Ended
	June 30, 2017	June 30, 2016 [1]

FROM OPERATIONS
Net investment income	$1,490,461	$376,840
Net realized gain from investments, options written and foreign securities transactions	1,335,317	52,958
Distributions of long term capital gains from underlying investment companies	844	—
Net change in unrealized appreciation on investments and options written	2,875,729	1,365,342
Net increase in net assets resulting from operations	5,702,351	1,795,140

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(17,636)	(857)
Class A	(42,185)	(1,219)
Class C	(9,523)	(535)
Class I	(73,137)	(4,408)
From net investment income:
Class N	(234,599)	(35,567)
Class A	(506,818)	(51,450)
Class C	(81,055)	(14,986)
Class I	(982,617)	(177,873)
Total distributions to shareholders	(1,947,570)	(286,895)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	8,127,377	3,936,852
Class A	20,568,054	8,255,627
Class C	4,349,006	2,439,620
Class I	38,636,467	19,795,964
Net asset value of shares issued in reinvestment of distributions:
Class N	150,434	30,314
Class A	491,836	48,314
Class C	85,215	13,776
Class I	906,263	148,257
Payments for shares repurchased:
Class N	(1,909,720)	(242,181)
Class A	(10,169,540)	(429,846)
Class C	(1,256,385)	(135,001)
Class I	(15,656,627)	(2,842,001)
Net increase in net assets from shares of beneficial interest	44,322,380	31,019,695

TOTAL INCREASE IN NET ASSETS	48,077,161	32,527,940

NET ASSETS
Beginning of Period	32,527,940	—
End of Period *	$80,605,101	$32,527,940
*Includes accumulated net investment income of:	$367,615	$92,350

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	35

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Period Ended
	June 30, 2017	June 30, 2016 [1]

SHARE ACTIVITY
Class N:
Shares Sold	768,375	399,477
Shares Reinvested	14,087	3,007
Shares Repurchased	(180,438)	(24,815)
Net increase in shares of beneficial interest outstanding	602,024	377,669

Class A:
Shares Sold	1,938,632	826,085
Shares Reinvested	46,188	4,794
Shares Repurchased	(954,149)	(43,964)
Net increase in shares of beneficial interest outstanding	1,030,671	786,915

Class C:
Shares Sold	408,020	247,839
Shares Reinvested	7,966	1,362
Shares Repurchased	(118,390)	(13,874)
Net increase in shares of beneficial interest outstanding	297,596	235,327

Class I:
Shares Sold	3,623,060	2,019,679
Shares Reinvested	84,892	14,765
Shares Repurchased	(1,491,391)	(284,058)
Net increase in shares of beneficial interest outstanding	2,216,561	1,750,386

1.	The Eventide Multi Asset Income Fund commenced operations on July 15, 2015.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	36

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Financial Highlights (Class N) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$23.38	$29.19	$24.74	$18.47	$13.62

Activity from investment operations:
Net investment loss [1]	(0.02)	(0.10)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	6.63	(5.42)	4.63	6.53	4.95
Total from investment operations	6.61	(5.52)	4.49	6.43	4.85

Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—
Total distributions	—	(0.29)	(0.04)	(0.16)	—

Paid-in-Capital from Redemption Fees [1]	—	—	0.00 [6]	—	—

Net asset value, end of year	$29.99	$23.38	$29.19	$24.74	$18.47

Total return [2]	28.27%	(18.99)%	18.20%	34.92%	35.61%

Net assets, at end of year (000s)	$327,587	$355,450	$659,296	$290,591	$27,722

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	1.40%	1.39%	1.35%	1.43%	1.73%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.40%	1.39%	1.35%	1.50%	1.62%
Ratio of net investment loss to average net assets [4,5]	(0.06)%	(0.36)%	(0.51)%	(0.43)%	(0.65)%

Portfolio Turnover Rate	26%	28%	21%	17%	91%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	37

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Financial Highlights (Class A) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$23.32	$29.13	$24.69	$18.44	$13.61

Activity from investment operations:
Net investment loss [1]	(0.03)	(0.10)	(0.15)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	6.60	(5.42)	4.63	6.52	4.94
Total from investment operations	6.57	(5.52)	4.48	6.41	4.83

Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—
Total distributions	—	(0.29)	(0.04)	(0.16)	—

Net asset value, end of year	$29.89	$23.32	$29.13	$24.69	$18.44

Total return [2]	28.17%	(19.03)%	18.15%	34.87%	35.49%

Net assets, at end of year (000s)	$452,153	$558,602	$692,671	$263,436	$29,929

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	1.45%	1.44%	1.40%	1.48%	1.78%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.45%	1.44%	1.40%	1.55%	1.67%
Ratio of net investment loss to average net assets [4,5]	(0.12)%	(0.41)%	(0.56)%	(0.46)%	(0.70)%

Portfolio Turnover Rate	26%	28%	21%	17%	91%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	38

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Financial Highlights (Class C) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$22.10	$27.83	$23.77	$17.91	$13.31

Activity from investment operations:
Net investment loss [1]	(0.21)	(0.27)	(0.34)	(0.27)	(0.22)
Net realized and unrealized gain (loss) on investments	6.23	(5.17)	4.44	6.29	4.82
Total from investment operations	6.02	(5.44)	4.10	6.02	4.60

Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—
Total distributions	—	(0.29)	(0.04)	(0.16)	—

Paid-in-Capital from Redemption Fees [1]	—	—	0.00 [6]	—	—

Net asset value, end of year	$28.12	$22.10	$27.83	$23.77	$17.91

Total return [2]	27.24%	(19.63)%	17.25%	33.72%	34.56%

Net assets, at end of year (000s)	$190,858	$193,872	$184,202	$54,891	$3,599

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	2.20%	2.19%	2.15%	2.23%	2.53%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	2.20%	2.19%	2.15%	2.30%	2.42%
Ratio of net investment loss to average net assets [4,5]	(0.86)%	(1.16)%	(1.31)%	(1.20)%	(1.45)%

Portfolio Turnover Rate	26%	28%	21%	17%	91%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	39

E V E N T I D E  G I L E A D  F U N D

Financial Highlights (Class I) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$23.68	$29.50	$24.95	$18.59	$13.68

Activity from investment operations:
Net investment income (loss) [1]	0.04	(0.04)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	6.71	(5.49)	4.68	6.57	4.99
Total from investment operations	6.75	(5.53)	4.59	6.52	4.91

Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—
Total distributions	—	(0.29)	(0.04)	(0.16)	—

Paid-in-Capital from Redemption Fees [1]	—	—	0.00 [6]	—	—

Net asset value, end of year	$30.43	$23.68	$29.50	$24.95	$18.59

Total return[2]	28.51%	(18.82)%	18.45%	35.18%	35.89%

Net assets, at end of year (000s)	$399,169	$291,704	$401,133	$117,243	$3,703

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	1.20%	1.19%	1.15%	1.23%	1.53%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.20%	1.19%	1.15%	1.30%	1.42%
Ratio of net investment income (loss) to average net assets [4,5]	0.14%	(0.16)%	(0.32)%	(0.20)%	(0.48)%

Portfolio Turnover Rate	26%	28%	21%	17%	91%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

4.	The ratios of expenses to average net assets and net investment income (loss). to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income (loss). is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	40

E V E N T I D E  H E A L T H C A R E  &  L I F E  S C I E N C E S  F U N D

Financial Highlights (Class N) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class N
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	Period Ended
	2017	2016	2015	2014	June 30, 2013 [1]

Net asset value, beginning of period	$18.70	$26.15	$17.53	$12.50	$10.00

Activity from investment operations:
Net investment loss [2]	(0.30)	(0.30)	(0.31)	(0.26)	(0.09)
Net realized and unrealized gain (loss) on investments	5.01	(6.90)	8.91	5.25	2.59
Total from investment operations	4.71	(7.20)	8.60	4.99	2.50

Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—

Paid-in-Capital from Redemption Fees [2]	0.00 [9]	0.04	0.02	0.04	—

Net asset value, end of period	$23.41	$18.70	$26.15	$17.53	$12.50

Total return [3]	25.19%	(27.64)%	49.23%	40.24%	25.00	% [6]

Net assets, at end of period (000s)	$37,369	$39,558	$42,632	$15,646	$651

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	1.54%	1.52%	1.50%	1.69%	9.50	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture[5]	1.54%	1.52%	1.53%	1.63%	1.63	% [7]
Ratio of net investment loss to average net assets [5,8]	(1.42)%	(1.42)%	(1.46)%	(1.52)%	(1.53	)% [7]

Portfolio Turnover Rate	27%	28%	26%	33%	41	% [6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	41

E V E N T I D E  H E A L T H C A R E  &  L I F E  S C I E N C E S  F U N D

Financial Highlights (Class A) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	Period Ended
	2017	2016	2015	2014	June 30, 2013[1]

Net asset value, beginning of period	$18.65	$26.09	$17.50	$12.48	$10.00

Activity from investment operations:
Net investment loss [2]	(0.31)	(0.31)	(0.32)	(0.26)	(0.10)
Net realized and unrealized gain (loss) on investments	4.99	(6.88)	8.89	5.24	2.58
Total from investment operations	4.68	(7.19)	8.57	4.98	2.48

Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—

Paid-in-Capital from Redemption Fees [2]	0.00 [9]	0.04	0.02	0.04	—

Net asset value, end of period	$23.33	$18.65	$26.09	$17.50	$12.48

Total return [3]	25.09%	(27.64)%	49.09%	40.22%	24.80	% [6]

Net assets, at end of period (000s)	$138,722	$148,927	$148,921	$64,239	$2,808

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	1.59%	1.57%	1.55%	1.74%	9.55	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	1.59%	1.57%	1.58%	1.68%	1.68	% [7]
Ratio of net investment loss to average net assets [5,8]	(1.47)%	(1.47)%	(1.51)%	(1.57)%	(1.56	)% [7]

Portfolio Turnover Rate	27%	28%	26%	33%	41	% [6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	42

E V E N T I D E  H E A L T H C A R E & L I F E  S C I E N C E S  F U N D

Financial Highlights (Class C) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	Period Ended
	2017	2016	2015	2014	June 30, 2013 [1]

Net asset value, beginning of period	$18.18	$25.62	$17.31	$12.44	$10.00

Activity from investment operations:
Net investment loss [2]	(0.45)	(0.46)	(0.48)	(0.38)	(0.14)
Net realized and unrealized gain (loss) on investments	4.84	(6.72)	8.77	5.21	2.58
Total from investment operations	4.39	(7.18)	8.29	4.83	2.44

Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—

Paid-in-Capital from Redemption Fees [2]	0.00 [9]	0.03	0.02	0.04	—

Net asset value, end of period	$22.57	$18.18	$25.62	$17.31	$12.44

Total return [3]	24.15%	(28.15)%	48.01%	39.15%	24.40	% [6]

Net assets, at end of period (000s)	$48,916	$43,851	$40,277	$12,201	$556

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	2.34%	2.32%	2.30%	2.49%	10.30	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	2.34%	2.32%	2.33%	2.43%	2.43	% [7]
Ratio of net investment loss to average net assets [5,8]	(2.22)%	(2.22)%	(2.26)%	(2.32)%	(2.31	)% [7]

Portfolio Turnover Rate	27%	28%	26%	33%	41	% [6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	43

E V E N T I D E  H E A L T H C A R E & L I F E  S C I E N C E S  F U N D

Financial Highlights (Class I) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	Period Ended
	2017	2016	2015	2014	June 30, 2013 [1]

Net asset value, beginning of period	$18.82	$26.26	$17.57	$12.50	$10.00

Activity from investment operations:
Net investment loss [2]	(0.26)	(0.26)	(0.27)	(0.22)	(0.08)
Net realized and unrealized gain (loss) on investments	5.04	(6.93)	8.94	5.25	2.58
Total from investment operations	4.78	(7.19)	8.67	5.03	2.50

Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—

Paid-in-Capital from Redemption Fees [2]	0.00 [9]	0.04	0.02	0.04	—

Net asset value, end of period	$23.60	$18.82	$26.26	$17.57	$12.50

Total return [3]	25.40%	(27.46)%	49.46%	40.56%	25.00	% [6]

Net assets, at end of period (000s)	$131,304	$69,257	$70,382	$26,301	$1,941

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	1.34%	1.32%	1.30%	1.49%	9.30	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	1.34%	1.32%	1.33%	1.43%	1.43	% [7]
Ratio of net investment loss to average net assets [5,8]	(1.23)%	(1.22)%	(1.26)%	(1.32)%	(1.33	)% [7]

Portfolio Turnover Rate	27%	28%	26%	33%	41	% [6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	44

E V E N T I D E  M U L T I - A S S E T  I N C O M E  F U N D

Financial Highlights (Class N) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class N
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2017	2016 [1]

Net asset value, beginning of period	$10.32	$10.00

Activity from investment operations:
Net investment income [2]	0.26	0.27
Net realized and unrealized gain on investments	0.79	0.21
Total from investment operations	1.05	0.48

Less distributions from:
Net investment income	(0.29)	(0.15)
Net realized gains	(0.03)	(0.01)
Total distributions	(0.32)	(0.16)

Net asset value, end of period	$11.05	$10.32

Total return [3]	10.29%	4.79	% [6]

Net assets, at end of period (000s)	$10,823	$3,899

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	1.37%	2.06	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5]	1.15%	1.15	% [7]
Ratio of net investment income to average net assets [5,8]	2.46%	2.82	% [7]

Portfolio Turnover Rate	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	45

E V E N T I D E  M U L T I - A S S E T  I N C O M E  F U N D

Financial Highlights (Class A) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2017	2016 [1]

Net asset value, beginning of period	$10.32	$10.00

Activity from investment operations:
Net investment income [2]	0.25	0.27
Net realized and unrealized gain on investments	0.79	0.20
Total from investment operations	1.04	0.47

Less distributions from:
Net investment income	(0.28)	(0.14)
Net realized gains	(0.03)	(0.01)
Total distributions	(0.31)	(0.15)

Net asset value, end of period	$11.05	$10.32

Total return [3]	10.23%	4.74	% [6]

Net assets, at end of period (000s)	$20,080	$8,124

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	1.42%	2.13	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5]	1.20%	1.20	% [7]
Ratio of net investment income to average net assets [5,8]	2.33%	2.82	% [7]

Portfolio Turnover Rate	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	46

E V E N T I D E  M U L T I - A S S E T  I N C O M E  F U N D

Financial Highlights (Class C) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2017	2016 [1]

Net asset value, beginning of period	$10.30	$10.00

Activity from investment operations:
Net investment income [2]	0.18	0.19
Net realized and unrealized gain on investments	0.77	0.22
Total from investment operations	0.95	0.41

Less distributions from:
Net investment income	(0.19)	(0.10)
Net realized gains	(0.03)	(0.01)
Total distributions	(0.22)	(0.11)

Net asset value, end of period	$11.03	$10.30

Total return[3]	9.29%	4.08	% [6]

Net assets, at end of period (000s)	$5,881	$2,424

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	2.17%	2.81	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5]	1.95%	1.95	% [7]
Ratio of net investment income to average net assets [5,8]	1.63%	1.99	% [7]

Portfolio Turnover Rate	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	47

E V E N T I D E  M U L T I  -  A S S E T  I N C O M E  F U N D

Financial Highlights (Class I) June 30, 2017

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class I
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2017	2016 [1]

Net asset value, beginning of period	$10.33	$10.00

Activity from investment operations:
Net investment income [2]	0.28	0.28
Net realized and unrealized gain on investments	0.78	0.22
Total from investment operations	1.06	0.50

Less distributions from:
Net investment income	(0.31)	(0.16)
Net realized gains	(0.03)	(0.01)
Total distributions	(0.34)	(0.17)

Net asset value, end of period	$11.05	$10.33

Total return [3]	10.47%	5.03	% [6]

Net assets, at end of period (000s)	$43,821	$18,081

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	1.17%	1.81	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5]	0.95%	0.95	% [7]
Ratio of net investment income to average net assets [5,8]	2.62%	2.94	% [7]

Portfolio Turnover Rate	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2017	48

E V E N T I D E  F U N D S

Notes to Financial Statements June 30, 2017

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). Each Fund is registered as a diversified Fund. The Funds investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is to seek current income while maintaining the potential for capital appreciation.

The Funds each offer four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The

E V E N T I D E F U N D S Annual Report June 30, 2017	49

underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

E V E N T I D E F U N D S Annual Report June 30, 2017	50

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017 for the Funds’ assets measured at fair value:

Eventide Gilead Fund Assets
			Level 3
		Level 2	(Significant
	Level 1	(Other Significant	Unobservable
Security Classifications [1]	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stock [2]	$1,182,401,816	$1,144,770	$—	$1,183,546,586
Preferred Stock	—	—	2,909,375	2,909,375
Real Estate Investment Trusts (REITs)	50,816,450	—	—	50,816,450
Short-Term Investments	125,665,751	—	—	125,665,751
Total	$1,358,884,017	$1,144,770	$2,909,375	$1,362,938,162

Eventide Healthcare & Life Sciences Fund Assets
			Level 3
		Level 2	(Significant
	Level 1	(Other Significant	Unobservable
Security Classifications [1]	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stock [2]	$336,661,556	$163,538	$—	$336,825,094
Preferred Stock	—	—	415,625	415,625
Short-Term Investments	23,007,322	—	—	23,007,322
Total	$359,668,878	$163,538	$415,625	$360,248,041

Eventide Multi-Asset Income Fund Assets
			Level 3
		Level 2	(Significant
	Level 1	(Other Significant	Unobservable
Security Classifications [1]	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stock [2]	$33,942,531	$—	$—	$33,942,531
Real Estate Investment Trusts (REITs)	5,420,230	—	—	5,420,230
Mutual Funds	1,856,454	—	—	1,856,454
Preferred Stock	4,132,375	—	—	4,132,375
Limited Partnerships	7,829,435	—	—	7,829,435
Corporate Bonds	—	12,798,150	—	12,798,150
Municipal Bonds	—	2,701,351	—	2,701,351
Asset Backed Securities	—	5,548,178	—	5,548,178
Commercial Mortgage Backed Securities	—	101,435	—	101,435
Short-Term Investments	6,363,453	—	—	6,363,453
Total	$59,544,478	$21,149,114	$—	$80,693,592

Eventide Multi-Asset Income Fund Assets Liabilities
		Level 2
	Level 1	(Other Significant
Security Classifications [1]	(Quoted Prices)	Observable Inputs)	Level 3	Totals
Put Options Written	$7,750	$15,512	$—	$23,262
Mutual Funds	—	—	—	—
Real Estate Investment Trusts (REITs)	—	—	—	—
Total	$7,750	$15,512	$—	$23,262

1.	There were no transfers into and out of Level 1 and 2 during the current period presented for the Funds. It is the Funds’ policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

2.	For a detailed break-out of common stocks by industry, by please refer to the Portfolios of Investments.

E V E N T I D E F U N D S Annual Report June 30, 2017	51

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Gilead Fund
		Private Limited
	Preferred Stock	Partnership	Total
Beginning Balance 6/30/2016	$8,562,158	$16,244,758	$24,806,916
Total realized gain (loss)	(7,633,520)	20,734,844	13,101,324
Appreciation (Depreciation)	2,824,534	(6,091,784)	(3,267,250)
Cost of Purchases	—	—	—
Proceeds from Sales	(843,797)	(30,887,818)	(31,731,615)
Dividend Reinvest	—	—	—
Net transfers in/out of level 3	—	—	—
Ending Balance 6/30/2017	$2,909,375	$—	$2,909,375

Eventide Multi-Asset Income Fund
		Private Limited
	Preferred Stock	Partnership	Total
Beginning Balance 6/30/2016	$415,625	$4,061,189	$4,476,814
Total realized gain (loss)	—	5,183,711	5,183,711
Appreciation (Depreciation)	—	(1,522,946)	(1,522,946)
Cost of Purchases	—	—	—
Proceeds from Sales	—	(7,721,954)	(7,721,954)
Net transfers in/out of level 3	—	—	—
Ending Balance 6/30/2017	$415,625	$—	$415,625

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Entasis Therapeutics preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2017 was $0 and $0 for the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively.

E V E N T I D E F U N D S Annual Report June 30, 2017	52

As of June 30, 2017, the Funds had unfunded commitments pursuant to the following agreements:

Eventide Gilead Fund
	Unfunded		Unrealized Gain
Entity	Commitment	Market Value	(Loss)
Entasis Therapeutics [1]	$3,062,500	$2,909,375	$(153,125)

Eventide Healthcare & Life Sciences Fund
	Unfunded		Unrealized Gain
Entity	Commitment	Market Value	(Loss)
Entasis Therapeutics [1]	$437,500	$415,625	$(21,875)

1.	As of June 30, 2017 Entasis Therapeutics did not achieve the milestone event necessary to fund this additional commitment.

b) Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

E V E N T I D E F U N D S Annual Report June 30, 2017	53

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Eventide Multi-Asset Income Fund
Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives

Put options written	Equity Risk	Options written, at value	$(23,262)
Total			$(23,262)

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2017 was as follows:

Eventide Multi-Asset Income Fund
Derivatives Not			Realized and
Accounted for as			Unrealized Gain (Loss)
Hedging Instruments	Primary Risk	Location of Gain (Loss) on	on Liability Derivatives
under GAAP	Exposure	Derivatives Recognized in Income	Recognized in Income

Options purchased	Equity Risk	Net realized loss from investments	$(295)
Options written	Equity Risk	Net realized gain from options written	111,971
Options written	Equity Risk	Net change in unrealized appreciation on options written	189
Total			$111,865

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2017.

Eventide Multi-Asset Income Fund
Gross Amounts Not Offset
in the Statement of Assets
Liabilities					& Liabilities
Net Amounts of
			Gross Amounts	Liabilities
			Offset in the	Presented in
	Gross Amounts		Statement of	the Statement			Cash
	of Recognized		Assets &	of Assets &	Financial		Collateral	Net
	Liabilities		Liabilities	Liabilities	Instruments		Received	Amount
Options Written	$23,262	[1]	$—	$23,262	$23,262	[2]	$—	$—
Total	$23,262		$—	$23,262	$23,262		$—	$—

1.	Written options at value as presented in the Portfolio of Investments.

2.	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

c) Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue

E V E N T I D E F U N D S Annual Report June 30, 2017	54

Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required. As of and during the year ended June 30, 2017, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2017, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns.

d) Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. Eventide Multi-Asset Income Fund distributes net investment income monthly. Distributable short-term and long-term capital gains, if any, are declared and distributed annually.

e) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

f) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification – The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i) Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Class A

E V E N T I D E F U N D S Annual Report June 30, 2017	55

share purchases where the sales charge was waived, are subject to a CDSC of 1.00% on redemptions within 18 months of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2017, there were redemption fees of $0 paid to the Eventide Gilead Fund and Eventide Multi-Asset Income Fund and there were $0 in CDSC fees paid to the Distributor. For the year ended June 30, 2017, there were redemption fees of $53,612 paid to the Eventide Healthcare & Life Sciences Fund and there were $0 in CDSC fees paid to the Distributor.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales

Eventide Gilead Fund	$318,537,035	$782,186,121
Eventide Healthcare & Life Sciences Fund	83,201,034	111,744,492
Eventide Multi-Asset Income Fund	63,815,891	19,961,358

(3)	OPTIONS WRITTEN

The contracts of the derivative instruments outstanding as of June 30, 2017 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

A summary of option contracts written by the Funds during the year ended June 30, 2017, were as follows:

Eventide Multi-Asset Income Fund

	Call Options
	Number of options [1]	Option Premiums
Options outstanding at beginning of year	25	$7,699
Options Written	155	32,100
Options Exercised	(75)	(19,657)
Options Closed	—	—
Options Expired	(105)	(20,142)
Options outstanding at end of year	—	$—

	Put Options
	Number of options [1]	Option Premiums
Options outstanding at beginning of year	190	$39,561
Options Written	425	110,364
Options Exercised	(40)	(15,801)
Options Closed	(10)	(7,999)
Options Expired	(465)	(91,829)
Options outstanding at end of year	100	$34,296

1.	One option contract is equivalent to one hundred shares of common stock.

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(4)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eventide Asset Management, LLC. acts as investment manager to the Funds pursuant to the terms of the Management Agreement. Boyd Watterson Asset Management, LLC serves as sub-adviser to a portion of the Eventide Multi-Asset Income Fund’s portfolio. Under the terms of the Management Agreement with the Trust, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% and 1.10% of average net assets of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively, and 0.73% of average net assets of the Eventide Multi-Asset Income Fund, respectively, such fee to be computed daily based upon daily average net assets of the Funds. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2017, management fees of $13,420,958, $3,629,119 and $444,377 were incurred by the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, respectively, before the waiver and reimbursement described below.

The Funds may invest in securities in which venture capital funds that are managed by Clarus Ventures, LLC also invest. Dr. Finny Kuruvilla, the portfolio manager for the Eventide Gilead Fund and the Eventide Healthcare & Life Sciences Fund, was also an employee of Clarus serving in a research role from July 2008 through October 2016.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.67%, 2.42%, 1.62% and 1.42% for Eventide Gilead Fund’s Class A, Class C, Class N and Class I, 1.68%, 2.43%, 1.63% and 1.43% for Eventide Healthcare & Life Sciences Fund’s Class A, Class C, Class N and Class I and 1.20%, 1.95%, 1.15% and 0.95% for Eventide Multi-Asset Income Fund’s, of average daily net assets, respectively, at least until March 31, 2018. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2017, the Manager waived management fees of $0 from the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund and waived fees of $130,028

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from the Eventide Multi-Asset Income Fund, which is subject to recapture $116,975 and $130,028 June 30, 2019 and June 30, 2020, respectively.

The Eventide Gilead Fund does not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2017.

The Eventide Healthcare & Life Sciences Fund does not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2017.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2017, the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund incurred $423,792, $106,507, and $23,814 for such fees, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund’s pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

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Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”),

For the year ended June 30, 2017, the Distributor received $99,984, $53,528, and $27,764 in underwriter commissions from the sale of shares of the Fund from the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi asset Income Fund, respectively.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended June 30, 2017 and June 30, 2016 was as follows:

For the year ended June 30, 2017:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Gilead Fund	$—	$—	$—	$—
Eventide Healthcare & Life Sciences Fund	—	—	—	—
Eventide Multi-Asset Income Fund	1,929,628	17,942	—	1,947,570

For the year ended June 30, 2016:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Gilead Fund	$557,409	$20,679,348	$12,136	$21,248,893
Eventide Healthcare & Life Sciences Fund	—	4,925,931	1,055	4,926,986
Eventide Multi-Asset Income Fund	286,403	492	—	286,895

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As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

					Post
					October		Total
	Undistributed	Undistributed	Capital Loss	Other	Loss and	Unrealized	Accumulated
	Ordinary	Long-Term	Carry	Book/Tax	Late Year	Appreciation/	Earnings/
Fund	Income	Capital Gains	Forwards	Differences	Loss	(Depreciation)	(Deficits)
Eventide Gilead Fund	$—	$—	$(112,179,398)	$—	$(3,270,814)	$305,820,429	$190,370,217
Eventide Healthcare & Life Sciences Fund	—	—	(146,011)	—	(20,564,926)	55,650,837	34,939,900
Eventide Multi-Asset Income Fund	111,344	700,520	—	—	—	4,451,162	5,263,026

The difference between book basis and tax basis unrealized appreciation/depreciation, undistributed net investment income/losses and accumulated net realized gains/losses from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for C-corporation return of capital distributions, adjustments for partnerships, real estate investment trusts and passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses

Eventide Gilead Fund	$3,270,814
Eventide Healthcare & Life Sciences Fund	2,478,890
Eventide Multi-Asset Income Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Fund	Post October Losses

Eventide Gilead Fund	$—
Eventide Healthcare & Life Sciences Fund	18,086,036
Eventide Multi-Asset Income Fund	—

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At June 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration

Eventide Gilead Fund	$103,942,769	$8,236,629	$112,179,398	Non-expiring
Eventide Healthcare & Life Sciences Fund	146,011	—	146,011	Non-expiring
Eventide Multi-Asset Income Fund	—	—	—	Non-expiring

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and net operating losses, the reclass of Fund distributions, and adjustments for paydowns, C-corporation return of capital distributions, deemed dividend distributions, real estate investment trusts and partnerships resulted in reclassifications for the fiscal year ended June 30, 2017 as follows:

		Accumulated	Accumulated Net
		Net Investment	Realized Gain (Loss)
Fund	Paid in Capital	Income	from Security Transactions

Eventide Gilead Fund	$(8,231,902)	$8,551,004	$(319,102)
Eventide Healthcare & Life Sciences Fund	(4,717,568)	4,715,629	1,939
Eventide Multi-Asset Income Fund	—	587,829	(589,829)

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(6)	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund at June 30, 2017 are noted in the Fund’s Portfolio of Investments. Transactions during the period with companies which are affiliates are as follows:

Eventide Gilead Fund
	Value –			Dividends
	Beginning		Sales	Credited to	Realized	Value –End	Ending
Description	of Year	Purchases	Proceeds	Income	Gain/Loss	of Year	Shares

Car Charging Group, Inc.	$1,660,273	$—	$156,203	$—	$(4,843,797)	$—	—
Car Charging Group, Inc.- Preferred	3,388,556	—	541,288	—	(5,595,714)	—	—
Car Charging Group, Inc.- Preferred	2,264,227	—	302,509	—	(2,037,806)	—	—
Car Charging Group, Inc. – Warrant	2,662	—	—	—	—	—	—
Car Charging Group, Inc. – Warrant	1,676	—	—	—	—	—	—
Car Charging Group, Inc. – Warrant	1,507	—	—	—	—	—	—
Car Charging Group, Inc. – Warrant	2,460	—	—	—	(26,844)	—	—
Car Charging Group, Inc. – Warrant	610	—	—	—	—	—	—
Entasis Therapeutics	2,909,375	—	—	—	—	2,909,375	3,062,500
Essa Pharmaceutical, Inc.	2,496,688	—	—	—	—	443,166	921,151
Essa Pharmaceutical, Inc.	3,952,666	—	—	—	—	701,604	1,458,333
8Point3 Energy Partners LP	17,530,100	5,451,208	854,544	1,064,513	(112,959)	21,463,418	1,418,600
SFJ Pharmaceuticals IX L.P.	16,244,758	—	30,887,817	—	20,734,843	—	—
Zosano Pharma Corp.	813,516	—	381,187	—	6,398,113	—	—
Total	$51,269,074	$5,451,208	$33,123,548	$1,064,513	$1,719,610	$25,517,563	6,860,584

Eventide Healthcare & Life Sciences Fund
	Value –			Dividends
	Beginning		Sales	Credited to	Realized	Value –End	Ending
Description	of Year	Purchases	Proceeds	Income	Gain/Loss	of Year	Shares
Tracon Pharmaceuticals, Inc.	$2,267,526	$2,149,239	$11,908	$—	$(43,956)	$2,160,000	900,000
Total	$2,267,526	$2,149,239	$11,908	$—	$(43,956)	$2,160,000	900,000

(7)	PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

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(8)	PRIVATE INVESTMENT RISK

The Fund may invest in private investment in public equities (“PIPE”). PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of the securities amounted to $1,144,770 or 0.08% and $163,538 or 0.05% of the Eventide Gilead Funds’ and the Eventide Healthcare & Life Sciences Funds’ net assets, respectively. Exempt securities that are also illiquid are as follows:

Eventide Gilead Fund
Security	Acquisition Date	Cost	Market Value
Essa Pharmaceutical, Inc.	3/29/2016	$2,763,453	$443,166
Essa Pharmaceutical, Inc.	3/29/2016	4,374,999	701,604

Eventide Healthcare & Life Sciences Fund
Security	Acquisition Date	Cost	Market Value
Essa Pharmaceutical, Inc.	3/29/2016	$394,779	$63,309
Essa Pharmaceutical, Inc.	3/29/2016	624,999	100,229

(9)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller

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of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(10)	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BD, LLP

Philadelphia, Pennsylvania

August 29, 2017

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E V E N T I D E  F U N D S

Supplemental Information (Unaudited) June 30, 2017

Consideration and Renewal of Management Agreement between Eventide Asset Management, LLC and the Trust with respect to with respect to the Eventide Gilead Fund, Eventide Health and Life Sciences Fund, and Eventide Multi-Asset Income Fund

In connection with a regular meeting held on May 16–17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement between the Trust and Eventide Asset Management, LLC (“Eventide”), with respect to Eventide Gilead Fund, (“Gilead”), Eventide Health and Life Sciences Fund (“Health and Life Sciences”), and Eventide Multi-Asset Income Fund (“Multi-Asset Income”) (together the “Eventide Funds”) (the “Management Agreement”).

The Trustees reviewed Eventide’s responses to a series of questions regarding, among other things, Eventide’s services to be provided to the Fund, comparative fee and expense information, and Eventide’s projected profitability from managing the Fund (“Eventide 15(c) Response”). The Trustees noted that they had most recently considered Eventide at the November 16, 2016 Board meeting and determined that their considerations of the advisor’s services had not changed in any material respect since that time and, therefore, determined to incorporate those deliberations into these minutes.

Nature, Extent, and Quality of Services. The Trustees reviewed Eventide’s 15(c) Response, and noted their experience in working with the advisor. They noted that the advisor had made significant investment in investment, operations and compliance resources. They considered the experience and expertise of the advisor. They noted the addition of a new CCO/general counsel to the firm’s management team and that the former CCO had moved to a Director of Compliance roll which they agreed evidenced a commitment to compliance and positive tone from the top towards compliance. The Trust CCO confirmed that the advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees noted that Eventide had not been subject to examination by any regulatory agency or any material litigation or administrative actions since renewal of the advisory agreement was last considered. The Trustees concluded that Eventide had provided and should continue to provide a level of service consistent with the Board’s expectations.

Performance – Gilead. The Trustees considered the performance of the Fund relative to its peer group, benchmark index and the Morningstar Mid Cap Growth category average. They noted the Fund outperformed each of its benchmarks over the 1 year, 5 year and since inception periods. They acknowledged that the benchmark groups were constructed in a manner consistent with the Fund’s investment style, and were not limited to funds committed to socially responsible investing, and that the Fund’s socially responsible overlay did not appear to have a negative impact on stock selection and performance.

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Performance – Healthcare & Life Sciences. The Trustees considered the performance of the Fund over the one year, three year and since inception periods. They noted that the Fund’s overall performance was strong relative to its benchmarks in each period, significantly outperforming its peer group and Morningstar category averages. The Trustees agreed that the Fund’s performance was acceptable.

Performance – Multi-Asset Income. The Trustees considered the performance of the Fund over its relatively short history. They noted the Fund outperformed each of its benchmarks for the since inception period and provided strong returns, reasonably in line with its benchmarks, for the trailing one year period. They discussed the Fund’s recent underperformance relative to the MSCI ACWI Index and the adviser’s explanation for that performance. The Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees reviewed the advisory fees paid for each Eventide Fund, and the fees charged by funds in the peer group and the funds in the Morningstar category. They noted that each Fund’s advisory fee was among the highest in its respective peer group. The Trustees noted, however, that the Funds’ peer groups were constructed with the respective Fund’s investment style in mind, and was not limited to funds committed to socially responsible investing. The Trustees considered that shareholders of each Eventide Fund appear willing to pay a premium for the benefit of the advisor’s socially responsible overlay and the Trustees concluded that the fees reasonably reflected the value of the overlay.

The Trustees discussed the allocation of fees between Eventide and Boyd Waterson with respect to Eventide Multi-Asset relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate.

After considering the strategy of each Fund, the range of fees within each category, the size of each Fund, and recognizing the socially responsible overlay and the advisor’s unique expertise in the industries in which each Eventide Fund invests, the Board determined that each advisory fee was not unreasonable.

Profitability. The Trustees noted that the advisor realized a loss in connection with its relationship with the Multi-Asset Income Fund. With respect to Gilead and Healthcare & Life Sciences, they noted the advisor enjoyed a robust level of profit in terms of actual dollars and percentage of revenue. They discussed that the advisor continues to reinvest a portion of its profits in improvements benefiting each Fund, noting the recent employment of an experienced attorney to serve as CCO and general counsel. They considered that each Fund’s level of profit shown is potentially inflated because the advisor was organized as an LLC, and therefore certain taxes and expenses are paid by the members, not the advisor. The Trustees discussed the principals’ important contributions to the firm and the Funds noting their involvement in the portfolio management process and direction of the Funds’ strategies, and agreed that if a market rate of compensation were attributed to them, the advisor’s profit would be significantly less. The Trustees concluded that in light of continued efforts by the advisor to respond to each Fund’s

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growth with additional staff and the high quality of services provided, the advisor’s profit was not excessive.

Economies of Scale. The Trustees considered whether the advisor had realized economies of scale with respect to the management of the Funds. The Trustees noted that the Fund’s shareholders were benefiting from some economies because the Funds are part of a fund family. They were pleased that the advisor continued to invest its legitimate profits into the advisory firm to the benefit of shareholders. The Trustees discussed each Fund’s capacity limitations and the impact of such limitations on the potential for economies of scale. After further discussion the Trustees determined that the absence of breakpoints in the advisory fee was acceptable at this time.

Conclusion. Having requested and received such information from Eventide as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the management agreement was in the best interests of the Eventide Funds and the shareholders therein.

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E V E N T I D E  F U N D S

Supplemental Information (Unaudited) (Continued) June 30, 2017

Consideration and Renewal of Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund

In connection with a meeting held on May 16–17, 2017 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of a sub-advisory agreement between Eventide Asset Management LLC (“Eventide”) and Boyd Watterson Asset Management, LLC (“Boyd Watterson”), with respect to the Eventide Multi-Asset Income Fund (the “Fund”) (the “Sub-Advisory Agreement”).

The Trustees reviewed Boyd Watterson’s responses to a series of questions regarding, among other things, Boyd Watterson’s services to be provided to the Fund, comparative fee and expense information, and Boyd Watterson’s projected profitability from managing the Fund (“Boyd Watterson 15(c) Response”).

Sub-Advisory Agreement

Nature, Extent, and Quality of Services. The Trustees noted that there were no recent changes to sub-advisor personnel. The Trustees acknowledged the expertise of the portfolio managers and the confidence of the advisor in the skill of the sub-advisor. The Trustees noted there were no issues or concerns with the sub-advisor operationally or with respect to the investments it selects for the Fund. The Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees concluded that the advisor has provided a level of service consistent with the Board’s expectations.

Performance. The Trustees considered the performance of the Fund over its relatively short history. They noted the Fund outperformed each of its benchmarks for the since inception period and provided strong returns, reasonably in line with its benchmarks, for the trailing one year. They reviewed the performance of the portion of the Fund allocated to the sub-advisor noting that the level of return, although lower than that of the Fund as whole, was in line with expectations given the prospectus restrictions and socially responsible mandate. The Trustees concluded that the sub-advisor’s performance was acceptable.

Fees and Expenses. The Trustees noted the advisor paid the sub-advisor a sub-advisory fee of 0.30% on the first $100 million and 0.17% on assets greater than $100 million. The Trustees considered a comparison of the sub-advisory fee to the fees charged by the sub-advisor to its separately managed account clients noting that the fee compared favorably. The Trustees concluded that the sub-advisory fee received by Boyd Waterson was reasonable.

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Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with the Fund. They noted that the sub-advisor reported marginal profits in terms of actual dollars. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Fund was not an issue at this time and that the sub-advisor would achieve improved profits as the Fund grows in assets.

Economies of Scale. The Trustees considered whether the sub-advisor has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Boyd Waterson as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Eventide and Boyd Waterson, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the sub-advisory agreement was in the best interests of the Eventide Multi-Asset Income Fund and its shareholders.

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E V E N T I D E  F U N D S

Expense Examples (Unaudited) June 30, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Funds and Eventide Multi-Asset Income Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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					Hypothetical
			Actual		(5% return before expenses)
	Funds’	Beginning	Ending	Expenses	Ending
	Annualized	Account	Account	Paid	Account	Expenses
	Expense	Value	Value	During	Value	Paid During
	Ratio	1/1/17	6/30/17	Period[1]	6/30/17	Period

Eventide Gilead Fund – Class N	1.40%	$1,000.00	$1,163.30	$7.53	$1,017.84	$7.02
Eventide Gilead Fund – Class A	1.45%	1,000.00	1,163.00	7.79	1,017.59	7.27
Eventide Gilead Fund – Class C	2.20%	1,000.00	1,158.60	11.80	1,013.87	11.00
Eventide Gilead Fund – Class I	1.20%	1,000.00	1,164.10	6.47	1,018.82	6.03
Eventide Healthcare & Life Sciences Fund – Cass N	1.54%	1,000.00	1,172.80	8.27	1,017.18	7.68
Eventide Healthcare & Life Sciences Fund – Class A	1.59%	1,000.00	1,172.40	8.54	1,016.93	7.93
Eventide Healthcare & Life Sciences Fund – Class C	2.34%	1,000.00	1,168.20	12.56	1,013.21	11.66
Eventide Healthcare & Life Sciences Fund – Class I	1.34%	1,000.00	1,173.50	7.20	1,018.17	6.69
Eventide Multi-Asset Income Fund – Class N	1.15%	1,000.00	1,079.50	5.95	1,019.08	5.77
Eventide Multi-Asset Income Fund – Class A	1.20%	1,000.00	1,079.20	6.20	1,018.83	6.02
Eventide Multi-Asset Income Fund – Class C	1.95%	1,000.00	1,074.70	10.05	1,015.11	9.76
Eventide Multi-Asset Income Fund – Class I	0.95%	1,000.00	1,080.50	4.90	1,020.08	4.76

1.	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

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E V E N T I D E  F U N D S

Additional Information (Unaudited) June 30, 2017

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

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Independent Trustees
Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in The Fund Complex [2]	Other Directorships Held During Past 5 Years

Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust since 2016.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

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Interested Trustee and Officers[3]

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in The Fund Complex[2]	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 – 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager – Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

3.	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

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P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	1 of 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?

For our everyday business purposes such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share

For our affiliates to market to you	NO	We don’t share

For non-affiliates to market to you	NO	We don’t share

E V E N T I D E F U N D S Annual Report June 30, 2017	76

P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	2 of 2

What we do
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust has no affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust doesn’t jointly market.

Questions? Call 1-866-447-4228

E V E N T I D E F U N D S Annual Report June 30, 2017	77

M U T U A L F U N D S E R I E S T R U S T

17605 Wright Street
Omaha, NE 68130

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 3510
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Eventide Gilead Fund	23,000	21,000
Eventide Healthcare & Life Sciences Fund	14,750	12,750
Eventide Multi-Asset Income Fund	12,250	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Eventide Gilead Fund	2,000	2,000
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Multi-Asset Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2017 and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2017 and 2016 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: September 8, 2017